                                                                 EXHIBIT 25.5.1

        ***************************************************************
                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

               STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE
           ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
 PURSUANT TO SECTION 305(b)(2) ____                           [Not Applicable.]

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                 Not applicable
                 (Jurisdiction of incorporation or organization
                          if not a U.S. national bank)

                                   74-0800980
                      (I.R.S. Employer Identification No.)

     712 Main Street, Houston, Texas                          77002
 (Address of principal executive offices)                   (Zip code)

                   Lee Boocker, 712 Main Street, 26th Floor,
                      Houston, Texas 77002, (713) 216-2448
           (Name, address and telephone number of agent for service)

                           PETROLEUM GEO-SERVICES ASA
              (Exact name of obligor as specified in its charter)

          Kingdom of Norway                              98-0152586
  (State or other jurisdiction of                     (I.R.S. Employer
   incorporation or organization)                    Identification No.)

             Strandveien 50E
              P.O. Box 89
             N-1324 Lysaker
                 Norway                                 Not Applicable
  (Address of principal executive offices)                (Zip Code)

            Guarantee of Trust Preferred Securities of PGS Trust II
                      (Title of the indenture securities)
        ****************************************************************

ITEM 1. GENERAL INFORMATION.

         Furnish the following information as to the trustee--

         (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency, Washington, D. C.

                  Federal Deposit Insurance Corporation,
                  Washington, D. C.

                  The Board of Governors of the Federal Reserve System, Washington, D. C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

ITEM 2. AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                             As of November 5, 1999

                          No such affiliation exists.

ITEM 3. VOTING SECURITIES OF THE TRUSTEE.

         Furnish the following information as to each class of voting securities of the trustee.

                             As of November 5, 1999

===============================================================================
                 Column A                                         Column B
               Title of Class                                Amount Outstanding
-------------------------------------------------------------------------------

(1)Chase Bank of Texas, National Association Common Stock         5,000,000

===============================================================================


-----------

(1) Chase Equity Holdings, Inc., a Delaware corporation, owns all of such shares, except for directors' qualifying shares.

ITEM 4. TRUSTEESHIPS UNDER OTHER INDENTURES.

         If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, furnish the following information:

         (a) Title of the securities outstanding under each such other indenture.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

         (b) A brief statement of the facts relied upon as a basis for the claim that no conflicting interest within the meaning of
                  Section 310(b)(1) of the Act arises as a result of the trusteeship under any such other indenture, including a statement as to how the indenture securities will rank as compared with the securities issued under such other indenture.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH OBLIGOR OR UNDERWRITERS.

         If the trustee or any of the directors or executive officers of the trustee is a director, officer, partner, employee, appointee, or representative of the obligor or of any underwriter for the obligor, identify each such person having any such connection and state the nature of each such connection.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 6. VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS OFFICIALS.

         Furnish the following information as to the voting securities of the trustee owned beneficially by the obligor and each director, partner and executive officer of the obligor.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 7. VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR
        OFFICIALS.

         Furnish the following information as to the voting securities of the trustee owned beneficially by each underwriter for the obligor and each director, partner, and executive officer of each such underwriter.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 8. SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

         Furnish the following information as to securities of the obligor owned beneficially or held as collateral security for obligations in default by the trustee.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 9. SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

         If the trustee owns beneficially or holds as collateral security for obligations in default any securities of an underwriter for the obligor, furnish the following information as to each class of securities of such underwriter any of which are so owned or held by the trustee.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

         If the trustee owns beneficially or holds as collateral security for obligations in default voting securities of a person who, to the knowledge of the trustee (1) owns 10% or more of the voting securities of the obligor or (2) is an affiliate, other than a subsidiary, of the obligor, furnish the following information as to the voting securities of such person.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50% OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

         If the trustee owns beneficially or holds as collateral security for obligations in default any securities of a person who, to the knowledge of the trustee, owns 50% or more of the voting securities of the obligor, furnish the following information as to each class of securities of such person any of which are so owned or held by the trustee.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 12. INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

         Except as noted in the instructions to the Form T-1, if the obligor is indebted to the trustee, furnish the following information: nature of indebtedness, amount outstanding and date due.

Dollar Amount                         Applicant                     Expiry Date
-------------                         ---------                     -----------

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 13. DEFAULTS BY THE OBLIGOR.

         (a) State whether there is or has been a default with respect to the securities under this indenture. Explain the nature of any such default.

                             As of November 5, 1999

                           There is not, nor has there been, a default with
                  respect to the securities under this indenture. (See Note, Page 7 hereof.)

         (b) If the trustee is a trustee under another indenture under which any other securities, or certificates of interest or participation in any other securities, of the obligor are outstanding, or is trustee for more than one outstanding series of securities under the indenture, state whether there has been a default under any such indenture or series, identify the indenture or series affected, and explain the nature of any such default.

                             As of November 5, 1999

                           There has not been a default under any such
                  indenture or series. (See Note, Page 7 hereof.)

ITEM 14. AFFILIATIONS WITH THE UNDERWRITERS.

         If any underwriter is an affiliate of the trustee, describe each such affiliation.

                  Not applicable by virtue of Form T-1 General Instruction B and response to Item 13

ITEM 15. FOREIGN TRUSTEE.

         Identify the order or rule pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

                                Not applicable.

ITEM 16. LIST OF EXHIBITS.

         List below all exhibits filed as part of this statement of eligibility.

         *   1.   A copy of the articles of association of the trustee as
                  now in effect.

         *   2.   A copy of the certificate of authority of the trustee to
                  commence business.

         *   3.   A copy of the certificate of authorization of the trustee
                  to exercise corporate trust powers issued by the Board of Governors of the Federal Reserve System under date of January
                  21, 1948.

         *   4.   A copy of the existing bylaws of the trustee.

             5. A copy of each indenture referred to in Item 4, if the obligor is in default. Not Applicable.

             6. The consent of the United States institutional trustees required by Section 321(b) of the Act.

             7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

             8. A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act. Not applicable.

             9. Foreign trustees are required to file a consent to service of process on Form F-X. Not applicable.


--------------

* Incorporated by reference to Exhibit bearing the same Exhibit number filed with the Securities and Exchange Commission as exhibits to the Form S-4 File No. 333-63747 filed September 18, 1998.

                                   SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Chase Bank of Texas, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Houston, and State of Texas, on the 5th day of November, 1999.

                                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
                                                  (Trustee)



                                  By: /s/ MAURI COWEN
                                     ------------------------------------------
                                  Name: Mauri Cowen
                                  Title: Vice President and Trust Officer


                                      NOTE

         The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligor within three years prior to the date of filing this statement or will be the underwriters for the indenture securities, or are owners of 10% or more of the voting securities of the obligor, or are owners of 50% or more of the voting securities of the obligor or are affiliates, and the amounts and percentages of such securities, if any, owned by each of the foregoing, respectively, are based upon information furnished to the trustee by the obligor and the underwriter. While the trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor. Accordingly, the trustee disclaims responsibility as to the accuracy and completeness of the information received from the obligor and the underwriter relating to the answers to items 2, 5, 7, 8, 9, 10, 11, 12, 13 and 14. However, such answers may be considered as correct unless additional information is furnished by amendment.

                                                                      EXHIBIT 6



Securities & Exchange Commission
Washington, D.C.  20549

Gentlemen:

         The undersigned is to be guarantee trustee under a guarantee agreement from Petroleum Geo-Services ASA to Chase Bank of Texas, National Association, as guarantee trustee, entered into in connection with the issuance of the Trust Preferred Securities of PGS Trust II.

         In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities & Exchange Commission upon its request therefor.

                                     Very truly yours,

                                     CHASE BANK OF TEXAS,
                                       NATIONAL ASSOCIATION



                                     By: /s/ MAURI COWEN
                                        ------------------------------------
                                     Name: Mauri Cowen
                                     Title: Vice President and Trust Officer

                               Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                               Federal Deposit Insurance Corporation
                               OMB Number: 3064-0052

                               Office of the Comptroller of the Currency
                               OMB Number: 1557-0081

                               Expires March 31, 2002

[FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL LOGO]
--------------------------------------------------------------------------------

                               Please refer to page i,                       [1]
                               Table of Contents, for
                               the required disclosure
                               of estimated burden.

--------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031

                                                   (19990630)
REPORT AT THE CLOSE OF BUSINESS JUNE 30, 1999     ------------
                                                  (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.
--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I,                                 Jack Alexander
  ------------------------------------------------------------------------------
  Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.


/s/ JACK ALEXANDER
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

--------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Alan R. Buckwalter                  /s/ ALAN R. BUCKWALTER
--------------------------------------------------------------------------------
Director (Trustee)

Harriet S. Wasserstrum              /s/ HARRIET S. WASSERSTRUM
--------------------------------------------------------------------------------
Director (Trustee)

Jeffery R. Reitman                  /s/ JEFFERY R. REITMAN
--------------------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
    (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.

--------------------------------------------------------------------------------

FDIC Certificate Number:    03263
                         -----------
                         (RCRI 9050)

http:// www.chase.com
        ------------------------------------------------------------------------
        Primary Internet Web Address of Bank (Home Page), if any (TEXT 4067) (Example: www.examplebank.com)

CALL NO. 203        31
STBK: 48-3926 00373  STCERT: 48-03263
CHASE BANK OF TEXAS, NATIONAL ASSOCI
712 MAIN STREET
HOUSTON, TX 77001

                                                                       FFIEC 031
                                                                          Page 1

                                                                               2

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
--------------------------------------------------------------------------------

TABLE OF CONTENTS
SIGNATURE PAGE                                                             COVER

REPORT OF INCOME

Schedule RI--Income Statement........................................ RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital................................... RI-4

Schedule RI-B--Charge-offs and Recoveries on Loans and Leases and
  Changes in Allowance for Credit Losses...............................  RI-4, 5

Schedule RI-D--Income from International Operations........................ RI-6

Schedule RI-E--Explanations............................................. RI-7, 8


REPORT OF CONDITION

Schedule RC--Balance Sheet.............................................. RC-1, 2

Schedule RC-A--Cash and Balances Due From Depository Institutions.......... RC-3

Schedule RC-B--Securities............................................ RC-3, 4, 5

Schedule RC-C--Loans and Lease Financing Receivables:
  Part I.  Loans and Leases.......................................... RC-6, 7, 8
  Part II. Loans to Small Businesses and Small Farms
           (to be completed for the June Report only)................  RC-8a, 8b

Schedule RC-D--Trading Assets and Liabilities (to be completed only by selected banks)............................................. RC-8

Schedule RC-E--Deposit Liabilities................................. RC-9, 10, 11

Schedule RC-F--Other Assets............................................... RC-11

Schedule RC-G--Other Liabilities.......................................... RC-11

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices.......... RC-12

Schedule RC-I--Selected Assets and Liabilities of IBFs.................... RC-13

Schedule RC-K--Quarterly Averages......................................... RC-13

Schedule RC-L--Off-Balance Sheet Items............................ RC-14, 15, 16

Schedule RC-M--Memoranda.............................................. RC-17, 18

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other
  Assets.............................................................  RC-19, 20

Schedule RC-O--Other Data for Deposit Insurance and FICO
  Assessments........................................................  RC-21, 22

Schedule RC-R--Regulatory Capital..................................... RC-23, 24

Optional Narrative Statement Concerning the Amounts Reported
  in the Reports of Condition and Income.................................. RC-25

Special Report (TO BE COMPLETED BY ALL BANKS)

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 34.1 hours per respondent and is estimated to vary from 15 to 400 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. A Federal agency may not conduct or sponsor, and an organization (or a person) is not required to respond to a collection of information, unless it displays a currently valid OMB control number. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Section, 50 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 9:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                                   Call Date: 06/30/1999   FFIEC 031
Address:               712 MAIN STREET                                                                                     Page RI-1
City, State  Zip:      HOUSTON, TX 77001                                                                 Printed 08/04/1999 at 14:07
FDIC Certificate No.:  03263


CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 1999-JUNE 30, 1999

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

SCHEDULE RI--INCOME STATEMENT

                                                                                                           --------
                                                                                                             I480   <-
                                                                                                 ------------------
                                                                   Dollar Amounts in Thousands   RIAD  Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------

1. Interest income:

   a. Interest and fee income on loans:

      (1)  In domestic offices:

           (a)  Loans secured by real estate .................................................   4011       109,363  1.a.(1)(a)

           (b)  Loans to depository institutions .............................................   4019           144  1.a.(1)(b)

           (c)  Loans to finance agricultural production and other loans to farmers ..........   4024           723  1.a.(1)(c)

           (d)  Cmmercial and industrial loans ...............................................   4012       217,209  1.a.(1)(d)

           (e)  Acceptances of other banks ...................................................   4026             0  1.a.(1)(e)

           (f)  Loans to individuals for household, family, and other personal expenditures:

                (1) Credit cards and related plans ...........................................   4054         6,896  1.a.(1)(f)(1)

                (2) Other.....................................................................   4055        78,338  1.a.(1)(f)(2)

           (g)  Loans to foreign governments and official institutions........................   4056           236  1.a.(1)(g)

           (h)  Obligations (other than securities and leases) of states and political subdivisions in the U.S.:

                (1) Taxable obligations.......................................................   4503             0  1.a.(1)(h)(1)

                (2) Tax-exempt obligations....................................................   4504           180  1.a.(1)(h)(2)

           (i)  All other loans in domestic offices...........................................   4058        74,359  1.a.(1)(i)

      (2)  In foreign offices, Edge and Agreement subsidiaries, and IBFs......................   4059         1,477  1.a.(2)

   b. Income from lease financing receivables:

      (1)  Taxable leases.....................................................................   4505         1,014  1.b.(1)

      (2)  Tax-exempt leases..................................................................   4307             0  1.b.(2)

   c. Interest income on balances due from depository institutions:(1)

      (1) In domestic offices.................................................................   4105             0  1.c.(1)

      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.......................   4106             1  1.c.(2)

   d. Interest and dividend income on securities:

      (1) U.S. Treasury securities and U.S. Government agency obligations (including
          mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA)............   4027       148,791  1.d.(1)

      (2) Securities issued by states and political subdivisions in the U.S.:

          (a) Taxable securities..............................................................   4506             1  1.d.(2)(a)

          (b) Tax-exempt securities...........................................................   4507             5  1.d.(2)(b)

      (3) Other domestic debt securities (including mortgage-backed securities not
          issued or guaranteed by FNMA, FHLMC, or GNMA).......................................   3657            40  1.d.(3)

      (4) Foreign debt securities.............................................................   3658           147  1.d.(4)

      (5) Equity securities (including investments in mutual funds)...........................   3659         1,432  1.d.(5)

   e. Interest income from trading assets.....................................................   4069            18  1.e.
                                                                                                 ------------------


-----------------
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                     Call Date: 06/30/199 FFIEC 031
Address:              712 MAIN STREET                                                                    Page RI-2
City, State  Zip:     HOUSTON, TX 77001                                                Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RI--CONTINUED

                                       DOLLAR AMOUNTS IN THOUSANDS                YEAR-TO-DATE
------------------------------------------------------------------------------------------------------
1.  Interest income (continued)                                                 RIAD  Bil  Mil  Thou
    f. Interest income on federal funds sold and securities purchased under
       agreements to resell ................................................    4020            5,841   1.f.
    g. Total interest income (sum of items 1.a through 1.f) ................    4107          646,215   1.g.
2.  Interest expense:
    a. Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts) ..............    4508            2,292   2.a.(1)(a)
           (b) Nontransaction accounts:
               (1) Money market deposit accounts (MMDAs) ...................    4509           20,514   2.a.(1)(b)(1)
               (2) Other savings deposits ..................................    4511           62,454   2.a.(1)(b)(2)
               (3) Time deposits of $100,000 or more .......................    A517           20,067   2.a.(1)(b)(3)
               (4) Time deposits of less than $100,000. ....................    A518           53,990   2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement
           subsidiaries, and IBFs ..........................................    4172           11,064   2.a.(2)
    b. Expense of federal funds purchased and securities sold under
       agreements to repurchase ............................................    4180           38,068   2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading
       liabilities, and other borrowed money ...............................    4185            9,453   2.c.
    d. Not applicable
    e. Interest on subordinated notes and debentures .......................    4200           14,175   2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ...............    4073          232,077   2.f.
                                                                                                     ---------------------
3.  Net interest income (item 1.g minus 2.f) ...............................                          RIAD 4074  414,138    3.
                                                                                                     ---------------------
4.  Provisions:
                                                                                                     ---------------------
    a. Provision for credit losses .........................................                          RIAD 4230   74,000    4.a.
    b. Provision for allocated transfer risk ...............................                          RIAD 4243        0    4.b.
                                                                                                     ---------------------
5.  Noninterest income:
    a. Income from fiduciary activities ....................................    4070           91,100   5.a.
    b. Service charges on deposit accounts in domestic offices .............    4080           76,964   5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum
       items 8.a through 8.d) ..............................................    A220           11,700   5.c.
    d.- e. Not applicable
    f. Other noninterest income:
       (1) Other fee income ................................................    5407           59,545   5.f.(1)
       (2) All other noninterest income* ...................................    5408          138,521   5.f.(2)
                                                                                                     ---------------------
    g. Total noninterest income (sum of items 5.a through 5.f)..............                          RIAD 4079  377,820    5.g.
6.  a. Realized gains (losses) on held-to-maturity securities ..............                          RIAD 3521        0    6.a.
    b. Realized gains (losses) on available-for-sale securities ............                          RIAD 3196   17,961    6.b.
                                                                                                     ---------------------
7.  Noninterest expense:
    a. Salaries and employee benefits ......................................    4135          284,477   7.a.
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest) ....    4217          104,507   7.b.
    c. Other noninterest expense* ..........................................    4092          134,827   7.c.
                                                                                                     ---------------------
    d. Total noninterest expense (sum of items 7.a through 7.c) ............                          RIAD 4093  523,811    7.d.
                                                                                                     ---------------------
8.  Income (loss) before income taxes and extraordinary items and other
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and                             ---------------------
    7.d).....................................................................                         RIAD 4301  212,108    8.
9.  Applicable income taxes (on item 8) .....................................                         RIAD 4302   76,131    9.
                                                                                                     ---------------------
10. Income (loss) before extraordinary items and other adjustments (item 8
    minus 9) ................................................................                         RIAD 4300  135,977   10.
11. Extraordinary items and other adjustments, net of income taxes* .........                         RIAD 4320        0   11.
12. Net income (loss) (sum of items 10 and 11) ..............................                         RIAD 4340  135,977   12.
                                                                                                     ---------------------
----------------
*  Describe on Schedule RI-E--Explanations.

Legal Title of Bank: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                                       Call Date: 06/30/1999 FFIEC 031
Address:             712 MAIN STREET                                                                                       Page RI-3
City, State  Zip:    HOUSTON, TX 77001                                                                   Printed 08/04/1999 at 14:07
FDIC Certificate No.:  03263



SCHEDULE RI--CONTINUED


                                                                                                                       I481 <-
Memoranda                                                                                                      Year-to-date
                                                    Dollar Amounts in Thousands                 RIAD    Bil     Mil    Thou
---------------------------------------------------------------------------------------------------------------------------
1.    Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income
      tax purposes .........................................................................    4513                      3   M.1.

2.    Income from the sale and servicing of mutual funds and annuities in
      domestic offices (included in Schedule RI, item 8) ..................................     8431                  7,166   M.2.

3.-4. Not applicable

5.    Number of full-time equivalent employees at end of current period (round                                        Number
      to nearest whole number) ............................................................     4150                  9,684   M.5.

6.    Not applicable

7.    If the reporting bank has restated its balance sheet as a result of
      applying push down accounting this calendar year, report the date of the        RIAD               CC   YY    MM   DD
      bank's acquisition (1) .....................................................    9106               00   00    00   00   M.7.

8.    Trading revenue (from cash instruments and off-balance sheet derivative instruments) (sum of Memorandum items 8.a through 8.d must equal Schedule
      RI, item 5.c):
                                                                                                        Bil     Mil    Thou
      a.    Interest rate exposures .......................................................     8757                     30   M.8.a.

      b.    Foreign exchange exposures ....................................................     8758                 11,670   M.8.b.

      c.    Equity security and index exposures ...........................................     8759                      0   M.8.c.

      d.    Commodity and other exposures .................................................     8760                      0   M.8.d.

9. Impact on income of off-balance sheet derivatives held for purposes other than trading:

      a.    Net increase (decrease) to interest income ....................................     8761                  2,433  M.9.a.

      b.    Net (increase) decrease to interest expense ...................................     8762                    378  M.9.b.

      c.    Other (noninterest) allocations ...............................................     8763                    566  M.9.c.

10.   Credit losses on off-balance sheet derivatives (see instructions) ...................     A251                      0  M.10.
                                                                                                ---------------------------


                                                                                                             YES         NO
11.   Does the reporting bank have a Subchapter S election in effect for federal                ---------------------------
      income tax purposes for the current tax year? .......................................     A530                      X  M.11.
                                                                                                ---------------------------
                                                                                                        Bil     Mil    Thou
12.   Deferred portion of total applicable income taxes included in Schedule RI,                ---------------------------
      items 9 and 11 (to be reported with the December Report of Income) ..................     4772                    N/A  M.12.
                                                                                                ---------------------------


------------
 (1) For example, a bank acquired on June 1, 1997, would report 19970601.

Legal Title of Bank:     CHASE BANK OF TEXAS, NATIONAL ASSOCIATION              Call Date: 06/30/1999  FFIEC 031
Address:                 712 MAIN STREET                                                               Page RI-4
City, State Zip:         HOUSTON, TX 77001                                           Printed 08/04/1999 at 14:07
FDIC Certificate No.:    03263

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                                                                  ----
                                                                                                                  I483   <-
                                                                                                                  ----
                                                              Dollar Amounts in Thousands            RIAD BIL MIL THOU
----------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1998, Reports of Condition
    and Income.................................................................................      3215     1,812,417    1.

 2. Equity capital adjustments from amended Reports of Income, net*...........................      3216             0    2.

 3. Amended balance end of previous calendar year (sum of items 1 and 2)......................      3217     1,812,417    3.

 4. Net income (loss) (must equal Schedule RI, item 12).......................................      4340       135,977    4.

 5. Sale, conversion, acquisition, or retirement of capital stock, net........................      4346             0    5.

 6. Changes incident to business combinations, net............................................      4356             0    6.

 7. LESS: Cash dividends declared on preferred stock..........................................      4470             0    7.

 8. LESS: Cash dividends declared on common stock.............................................      4460             0    8.

 9. Cumulative effect of changes in accounting principles from prior years* (see
    instructions for this schedule)...........................................................      4411             0    9.

10. Corrections of material accounting errors from prior years* (see instructions for this
    schedule).................................................................................      4412             0   10.

11. a. Change in net unrealized holding gains (losses) on available-for-sale securities.......      8433      (118,952)  11.a.
    b. Change in accumulated net gains (losses) on cash flow hedges...........................      4574             0   11.b.

12. Foreign currency translation adjustments..................................................      4414             0   12.

13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above)..      4415             0   13.

14. Total equity capital end of current period (sum of items 3 through 13) (must equal
    Schedule RC, item 28).....................................................................      3210     1,829,442   14.

-----------
*Describe on Schedule RI-E--Explanations.

SCHEDULE RI-B--CHARGE-OFFS RECOVERIES ON LOANS AND LEASES AND CHANGES
               IN ALLOWANCE FOR CREDIT LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                     ----
                                                                                                                     I486   <-
                                                                                    -------------------------------------
                                                                                           (Column A)       (Column B)
                                                                                         Charge-offs        Recoveries
                                                                                    -------------------------------------
                                                                                           Calendar year-to-date
                                                                                    -------------------------------------
                                                      Dollar Amounts in Thousands   RIAD Bil Mil Thou   RIAD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a.  To U.S. addressees (domicile).............................................   4651        1,260   4661        1,077    1.a.
   b.  To non-U.S. addressees (domicile).........................................   4652            0   4662            0    1.b.
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions.......................   4653            0   4663            0    2.a.
   b. To foreign banks...........................................................   4654            0   4664            0    2.b.
3. Loans to finance agricultural production and other loans to farmers...........   4655            0   4665          363    3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)..............................................   4645       16,393   4617        1,824    4.a.
   b. To non-U.S. addressees (domicile)..........................................   4646            0   4618            0    4.b.
5. Loans to individuals for household, family, and other personal expenditures:
   a. Credit cards and related plans.............................................   4656        1,129   4666          224    5.a.
   b. Other (includes single payment, installment, and all student loans)........   4657       27,997   4667        5,866    5.b.
6. Loans to foreign governments and official institutions........................   4643            0   4627            9    6.
7. All other loans...............................................................   4644       29,071   4628        2,166    7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)..............................................   4658            0   4668            0    8.a.
   b. Of non U.S. addressees (domicile)..........................................   4659            0   4669            0    8.b.
9. Total (sum of items 1 through 8)..............................................   4635       75,850   4605       11,529    9.

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                  Call Date: 06/30/1999 FFIEC 031
Address:              712 MAIN STREET                                                                  Page RI-5
City, State Zip:      HOUSTON, TX 77001                                              Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RI-B--CONTINUED

PART I. CONTINUED

                                                                                 (Column A)           (Column B)
                                                                                 Charge-offs          Recoveries
                                                                             ------------------   ------------------
                                                                                     Calendar year-to-date
Memoranda                                                                    ---------------------------------------
                        Dollar Amounts in Thousands                          RIAD  Bil Mil Thou   RIAD  Bil Mil Thou
--------------------------------------------------------------------------   ------------------   ------------------
1-3. Not applicable
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above ...........................   5409             8   5410            32   M.4.
5. Loans secured by real estate in domestic offices (included in
   Schedule RI-B, part I, item 1, above):
   a. Construction and land development ..................................   3582             0   3583            26   M.5.a
   b. Secured by farmland ................................................   3584             0   3585             9   M.5.b
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family residential
          properties and extended under lines of credit ..................   5411             0   5412             0   M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties ...   5413         1,238   5414           456   M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties ..........   3588             0   3589             2   M.5.d
   e. Secured by nonfarm nonresidential properties .......................   3590            22   3591           584   M.5.e


PART II. CHANGES IN ALLOWANCE FOR CREDIT LOSSES
                                  Dollar Amounts in Thousands                                     RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------   ------------------
1. Balance originally reported in the December 31, 1998, Reports of Condition and Income ......   3124       204,129  1.
2. Recoveries (must equal or exceed part I, item 9, column B above) ...........................   2419        11,529  2.
3. LESS: Charge-offs (must equal or exceed part I, item 9, column A above) ....................   2432        75,850  3.
4. Provision for credit losses (must equal Schedule RI, item 4.a) .............................   4230        74,000  4.
5. Adjustments* (see instructions for this schedule) ..........................................   4815             0  5.
6. Balance end of current period (sum of items 1 through 5) (must equal or exceed
   Schedule RC, item 4.b) .....................................................................   A512       213,808  6.

-----------
* Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                            Call Date: 06/30/1999 FFIEC 031
Address:              712 MAIN STREET                                                                           Page: RI-6
City, State   Zip:    HOUSTON, TX 77001                                                        Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

PART I. ESTIMATED INCOME FROM INTERNATIONAL OPERATIONS

                                                                                                               I492 <-
                                                                                                               ----
                                                                                                       Year-to-date
                                                                                                       ------------
                                                             Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou
-------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
   a. Interest income booked.............................................................    4837                N/A  1.a.
   b. Interest expense booked............................................................    4838                N/A  1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and
      IBFs (item 1.a minus 1.b)..........................................................    4839                N/A  1.c.

2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at domestic
      offices............................................................................    4840                N/A  2.a.
   b. Net interest income attributable to domestic business booked at foreign offices....    4841                N/A  2.b.
   c. Net booking location adjustment (item 2.a minus 2.b)...............................    4842                N/A  2.c.

3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations........................    4097                N/A  3.a.
   b. Provision for loan and lease losses attributable to international operations ......    4235                N/A  3.b.
   c. Other noninterest expense attributable to international operations.................    4239                N/A  3.c.
   d. Net noninterest income (expense) attributable to international operations
      (item 3.a minus 3.b and 3.c).......................................................    4843                N/A  3.d

4. Estimated pretax income attributable to international operations before capital
   allocation adjustment (sum of items 1.c, 2.c, and 3.d)................................    4844                N/A  4.

5. Adjustment to pretax income for internal allocations to international operations to
   reflect the effects of equity capital on overall bank funding costs...................    4845                N/A  5.

6. Estimated pretax income attributable to international operations after capital
   allocation adjustment (sum of items 4 and 5)...........................................   4846                N/A  6.

7. Income taxes attributable to income from international operations as estimated in
   item 6................................................................................    4797                N/A  7.

8. Estimated net income attributable to international operations (item 6 minus 7)........    4341                N/A  8.



Memoranda

                                                                                                       Year-to-date
                                                                                                       ------------
                                                             Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou
-------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above...............................    4847                N/A  M.1.

2. Intracompany interest expense included in item 1.b above..............................    4848                N/A  M.2.

PART II. SUPPLEMENTARY DETAILS ON INCOME FROM INTERNATIONAL OPERATIONS REQUIRED BY THE DEPARTMENTS OF COMMERCE AND TREASURY FOR PURPOSES OF THE U.S. INTERNATIONAL ACCOUNTS AND THE U.S. NATIONAL INCOME AND PRODUCT ACCOUNTS


                                                                                                       Year-to-date
                                                                                                       ------------
                                                             Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou
-------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs........................................................    4849                N/A  1.

2. Interest expense booked at IBFs.......................................................    4850                N/A  2.

3. Noninterest income attributable to international operations booked at domestic offices
   (excluding IBFs):
   a. Gains (losses) and extraordinary items.............................................    5491                N/A  3.a.
   b. Fees and other noninterest income..................................................    5492                N/A  3.b.

4. Provisions for loan and lease losses attributable to international operations booked
   at domestic offices (excluding IBFs)..................................................    4852                N/A  4.

5. Other noninterest expense attributable to international operations booked at domestic
   offices (excluding IBFs)..............................................................    4853                N/A  5.

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                           Call Date: 06/30/1999  FFIEC 031
Address:              712 MAIN STREET                                                                           Page: RI-7
City, State   Zip:    HOUSTON, TX 77001                                                        Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RI-E--EXPLANATIONS

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                               I495   <-
                                                                                                      -------------
                                                                                                      Year-to-date
                                                                                           ------------------------
                                                             Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou
-------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
   a. Net gains (losses) on other real estate owned......................................   5415                 0    1.a.
   b. Net gains (losses) on sales of loans...............................................   5416             2,328    1.b.
   c. Net gains (losses) on sales of premises and fixed assets...........................   5417                 0    1.c.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule
   RI, item 5.f.(2):
   d.   TEXT 4461   SALE OF BUSINESS UNITS                                                  4461            71,000    1.d.
        ---------------------------------------------------------------------------------
   e.   TEXT 4462   INTERCOMPANY CONTRACT SERVICES                                          4462            39,789    1.e.
        ---------------------------------------------------------------------------------
   f.   TEXT 4463                                                                           4463                      1.f.
        ---------------------------------------------------------------------------------

2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets..........................................   4531            20,613    2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net (gains) losses on other real estate owned......................................   5418                 0    2.b.
   c. Net (gains) losses on sales of loans...............................................   5419                 0    2.c.
   d. Net (gains) losses on sales of premises and fixed assets...........................   5420                 0    2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:
   e.   TEXT  4464                                                                          4464                      2.e.
        ---------------------------------------------------------------------------------
   f.   TEXT  4467                                                                          4467                      2.f.
        ---------------------------------------------------------------------------------
   g.   TEXT  4468                                                                          4468                      2.g.
        ---------------------------------------------------------------------------------

3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
   a. (1)   TEXT 6373  Effect of adopting FAS 133, Accounting for Deriva                    6373                 0    3.a.(1)
            -----------------------------------------------------------------------------
      (2)   Applicable income tax effect                            RIAD  4486         0                              3.a.(2)
            ----------------------------                            ---------------------
   b. (1)   TEXT 4487                                                                       4487                      3.b.(1)
            -----------------------------------------------------------------------------
      (2)   Applicable income tax effect                            RAID  4488                                        3.b.(2)
            ----------------------------                            ---------------------
   c. (1)   TEXT 4489                                                                       4489                      3.c.(1)
            -----------------------------------------------------------------------------
      (2)   Applicable income tax effect                            RAID  4491                                        3.c.(2)
            ----------------------------                            ---------------------

4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A, item 2) (itemize and describe all adjustments):
   a.   TEXT  4492                                                                          4492                      4.a.
        ---------------------------------------------------------------------------------
   b.   TEXT  4493                                                                          4493                      4.b.
        ---------------------------------------------------------------------------------

5. Cumulative effect of changes in accounting principles from prior years
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
   a.   TEXT  4494                                                                          4494                      5.a.
        ---------------------------------------------------------------------------------
   b.   TEXT  4495                                                                          4495                      5.b.
        ---------------------------------------------------------------------------------

6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10) (itemize and describe all corrections):
   a.   TEXT  4496                                                                          4496                      6.a.
        ---------------------------------------------------------------------------------
   b.   TEXT  4497                                                                          4497                      6.b.
        ---------------------------------------------------------------------------------

Legal Title of Bank: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                                       Call Date: 06/30/1999 FFIEC 031
Address:             712 MAIN STREET                                                                                       Page RI-8
City, State  Zip:    HOUSTON, TX 77001                                                                   Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RI-E--CONTINUED

                                                                                                                 Year-to-date
                                                    Dollar Amounts in Thousands                   RIAD     Bil    Mil    Thou
-----------------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):

   a. TEXT 4498                                                                                   4498                        7.a.
   b. TEXT 4499                                                                                   4499                        7.b.

8. Adjustments to allowance for credit losses (from Schedule RI-B, part II, item 5)
   (itemize and describe all adjustments):

   a. TEXT 4521                                                                                   4521                        8.a.
   b. TEXT 4522                                                                                   4522                        8.b.
                                                                                                -----------------------------
9. Other explanations (the space below is provided for the bank to briefly describe,                I498             I499     <-
   at its option, any other significant items affecting the Report of Income):                  -----------------------------

   No comment [  ]  (RIAD 4769)

   Other explanations (please type or print clearly):
   (TEXT 4769)

Legal Title of Bank: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                                       Call Date: 06/30/1999 FFIEC 031
Address:             712 MAIN STREET                                                                                       Page RC-1
City, State  Zip:    HOUSTON, TX 77001                                                                   Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263



CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                                                                       C400  <-
                                                                  Dollar Amounts in Thousands    RCFD    Bil    Mil    Thou
---------------------------------------------------------------------------------------------------------------------------
ASSETS

 1. Cash and balances due from depository institutions (from Schedule RC-A):

    a. Noninterest-bearing balances and currency and coin (1) .................................  0081             2,594,426   1.a.

    b. Interest-bearing balances (2)...........................................................  0071                   200   1.b.

 2. Securities:

    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................  1754               139,873   2.a.

    b. Available-for-sale securities (from Schedule RC-B, column D) ...........................  1773             4,408,644   2.b.

 3. Federal funds sold and securities purchased under agreements to resell ....................  1350             1,718,873   3.

 4. Loans and lease financing receivables:

    a. Loans and leases, net of unearned income (from Schedule RC-C)... RCFD  2122   13,273,992                               4.a.

    b. LESS: Allowance for loan and lease losses ...................... RCFD  3123      213,808                               4.b.

    c. LESS: Allocated transfer risk reserve .......................... RCFD  3128            0                               4.c.

    d. Loans and leases, net of unearned income,
       allowance, and reserve (item 4.a minus 4.b and 4.c) ...................................   2125            13,060,184   4.d.

 5. Trading assets (from Schedule RC-D) ......................................................   3545                65,799   5.

 6. Premises and fixed assets (including capitalized leases) .................................   2145               671,081   6.

 7. Other real estate owned (from Schedule RC-M) .............................................   2150                   145   7.

 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)..   2130                 3,845   8.

 9. Customers' liability to this bank on acceptances outstanding .............................   2155                 8,035   9.

10. Intangible assets (from Schedule RC-M) ...................................................   2143               339,973  10.

11. Other assets (from Schedule RC-F) ........................................................   2160               360,640  11.

12. Total assets (sum of items 1 through 11) .................................................   2170            23,371,718  12.
                                                                                               ----------------------------


---------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                  Call Date: 06/30/1999 FFIEC 031
Address:              712 MAIN STREET                                                                  Page RC-2
City, State Zip:      HOUSTON, TX 77001                                              Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC--CONTINUED


                                                                       Dollar Amounts in Thousands            Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of column A and C from Schedule RC-E,
       part I) ...................................................................................  RCON 2200   18,466,100  13.a.
       (1) Noninterest-bearing (1) .......................................RCON 6631      8,958,501                          13.a.(1)
       (2) Interest-bearing ..............................................RCON 6636      9,507,599                          13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,
       part II) ..................................................................................  RCFN 2200      298,208  13.b.
       (1) Noninterest-bearing (1) .......................................RCFN 6631              0                          13.b.(1)
       (2) Interest-bearing ..............................................RCFN 6636        298,208                          13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase ...................  RCFD 2800    1,401,086  14.
15. a. Demand notes issued to the U.S. Treasury ..................................................  RCON 2840      616,772  15.a.
    b. Trading liabilities (from Schedule RC-D) ..................................................  RCFD 3548       55,857  15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
    a. With a remaining maturity of one year or less .............................................  RCFD 2332       26,068  16.a.
    b. With a remaining maturity of more than one year through three years .......................  RCFD A547            0  16.b.
    c. With a remaining maturity of more than three years ........................................  RCFD A548       14,933  16.c.
17. Not applicable
18. Bank's liability on acceptance executed and outstanding ......................................  RCFD 2920        8,035  18.
19. Subordinated notes and debentures(2) .........................................................  RCFD 3200      445,000  19.
20. Other liabilities (from Schedule RC-G) .......................................................  RCFD 2930      210,217  20.
21. Total liabilities (sum of items 13 through 20) ...............................................  RCFD 2948   21,542,276  21.
22. Not applicable
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ................................................  RCFD 3838            0  23.
24. Common stock .................................................................................  RCFD 3230      612,893  24.
25. Surplus (exclude all surplus related to preferred stock) .....................................  RCFD 3839      924,674  25.
26. a. Undivided profits and capital reserves ....................................................  RCFD 3632      374,757  26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ....................  RCFD 8434      (82,882) 26.b.
    c. Accumulated net gains (losses) on cash flow hedges ........................................  RCFD 4336            0  26.c.
27. Cumulative foreign currency translation adjustments ..........................................  RCFD 3284            0  27.
28. Total equity capital (sum of items 23 through 27) ............................................  RCFD 3210    1,829,442  28.
29. Total liabilities and equity capital (sum of items 21 and 28) ................................  RCFD 3300   23,371,718  29.
                                                                                                    ----------------------

Memorandum
To be reported only with the Marsh Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes the
   most comprehensive level of auditing work performed for the bank by independent external                           Number
   auditors as of any date during 1998 ...................................................................... RCFD 6724  N/A  M.1.
                                                                                                              --------------

1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank

2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)

4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority)

5 = Review of the bank's financial statements by external auditors

6 = Compilation of the bank's financial statements by external auditors

7 = Other audit procedures (excluding tax preparation work)

8 = No external audit work

-----------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

(2) Includes limited-life preferred stock and related surplus.

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                         Call Date: 06/30/1999    FFIEC 031
Address:              712 MAIN STREET                                                                           Page: RC-3
City, State   Zip:    HOUSTON, TX 77001                                                        Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC-A--CASH AND BALANCE DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                                                         C405   <-
                                                                                                                         ----
                                                                                   (Column A)                (Column B)
                                                                                  Consolidated                Domestric
                                                                                      Bank                     Offices
                                               Dollar Amounts in Thousands   RCFD   Bil   Mil   Thou   RCON   Bil   Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency and
   coin..................................................................... 0022          2,260,895                            1.

   a. Cash items in process of collection and unposted debits ..............                           0020         1,897,974   1.a.

   b. Currency and coin ....................................................                           0080           362,921   1.b.

2. Balances due from depository institutions in the U.S. ...................                           0082           138,646   2.

   a. U.S. branches and agencies of foreign banks (including their IBFs) ... 0083                  0                            2.a.

   b. Other commercial banks in the U.S. and other depository institutions
      in the U.S. (including their IBFs) ................................... 0085            138,646                            2.b.

3. Balances due from banks in foreign countries and foreign central banks..                            0070            22,178   3.

   a. Foreign branches of other U.S. banks ................................. 0073              3,078                            3.a.

   b. Other banks in foreign countries and foreign central banks ........... 0074             19,100                            3.b.

4. Balances due from Federal Reserve Banks ................................. 0090            172,907   0090           172,907   4.

5. Total (sum of items 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b) .................................. 0010          3,594,626   0010         3,594,626   5.


Memorandum                                                             Dollar Amounts in Thousands      RCON   Bil   Mil  Thou
------------------------------------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,
   column B above) ...................................................................................  0050           138,446  M.1.
                                                                                                        ----------------------


SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                                                                                         C410  <-
                                    -----------------------------------------------------------------------------------------
                                                  Held-to-maturity                             Available-for-sale
                                    -----------------------------------------------------------------------------------------
                                         (Column A)             (Column B)             (Column C)            (Column D)
                                       Amortized Cost           Fair Value           Amortized Cost         Fair Value(1)
                                    -----------------------------------------------------------------------------------------
      Dollar Amounts in Thousands   RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities ....... 0211               0   0213               0   1286       1,167,009   1287       1,134,568  1.

2. U.S. Government agency
   obligations (exclude mortgage-
   backed securities):

   a. Issued by U.S. Govern-
      ment agencies(2) ............ 1289               0   1290               0   1291               0   1293               0  2.a.

   b. Issued by U.S.
      Government-sponsored
      agencies(3) ................. 1294              36   1295             417   1297         251,236   1298         234,190  2.b.
                                    -----------------------------------------------------------------------------------------


-------------

(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b. column D.

(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION             Call Date: 06/30/1999  FFIEC 031
Address:              712 MAIN STREET                                                              Page RC-4
City, State  Zip:     HOUSTON, TX 77001                                          Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC-B--CONTINUED

                                                       Held-to-maturity                      Available-for-sale
                                            -----------------------------------------------------------------------------
                                               (Column A)          (Column B)          (Column C)          (Column D)
                                             Amortized Cost        Fair Value        Amortized Cost       Fair Value(1)
                                            -----------------------------------------------------------------------------
          Dollar Amounts in Thousands       RCFD Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou
-------------------------------------------------------------------------------------------------------------------------
3. Securities issued by states
   and political subdivisions
   in the U.S.:
   a. General obligations..............     1676          165   1677          165   1678            0   1679            0  3.a.
   b. Revenue obligations..............     1681            0   1686            0   1690            0   1691            0  3.b.
   c. Industrial development
      and similar obligations..........     1694            0   1695            0   1696            0   1697            0  3.c.

4. Mortgage-backed
   securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by
          GNMA.........................     1698            0   1699            0   1701      931,489   1702      918,009  4.a.(1)
      (2) Issued by FNMA
          and FHLMC....................     1703      139,672   1705      138,734   1706    2,142,257   1707    2,075,720  4.a.(2)
      (3) Other pass-through
          securities...................     1709            0   1710            0   1711            0   1713            0  4.a.(3)
   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped
      MBS):
      (1) Issued or guaranteed
          by FNMA, FHLMC,
          or GNMA......................     1714            0   1715            0   1716            0   1717            0  4.b.(1)
      (2) Collateralized
          by MBS issued or
          guaranteed by FNMA,
          FHLMC, or GNMA...............     1718            0   1719            0   1731            0   1732            0  4.b.(2)
      (3) All other mortgage-backed
          securities...................     1733            0   1734            0   1735            0   1736            0  4.b.(3)

5. Other debt securities:
   a. Other domestic debt
      securities.......................     1737            0   1738            0   1739            0   1741            0  5.a.
   b. Foreign debt
      securities.......................     1742            0   1743            0   1744            0   1746            0  5.b.

6. Equity securities:
   a. Investments in mutual
      funds and other equity
      securities with readily
      determinable fair values.........                                             A510            0   A511            0  6.a.
   b. All other equity
      securities(1)....................                                             1752       46,157   1753       46,157  6.b.

7. Total (sum of items 1
   through 6) (total of
   column A must equal
   Schedule RC, item 2.a)
   (total of column D must
   equal Schedule RC,
   item 2.b)...........................     1754      139,873   1771      139,316   1772    4,538,148   1773    4,408,644  7.
                                            -----------------------------------------------------------------------------

----------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                           Call Date: 06/30/1999  FFIEC 031
Address:              712 MAIN STREET                                                                           Page: RC-5
City, State   Zip:    HOUSTON, TX 77001                                                        Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC-B--CONTINUED

                                                                                                      C412
                                                                                                  ------------
Memoranda                                                      Dollar Amounts in Thousands  RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
1. Pledged securities(1)....................................................................0416     1,164,235 M.1.
2. Maturity and repricing data for debt securities(1), (2) (excluding those in nonaccrual status):
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3)(4)
      (1) Three months or less..............................................................A549       379,024 M.2.a.(1)
      (2) Over three months through 12 months...............................................A550            15 M.2.a.(2)
      (3) Over one year through three years.................................................A551        29,763 M.2.a.(3)
      (4) Over three years through five years...............................................A552       553,144 M.2.a.(4)
      (5) Over five years through 15 years..................................................A553       406,977 M.2.a.(5)
      (6) Over 15 years.....................................................................A554            36 M.2.a.(6)
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or repricing frequency of:(3)(5)
      (1) Three months or less..............................................................A555         2,789 M.2.b.(1)
      (2) Over three months through 12 months...............................................A556         8,607 M.2.b.(2)
      (3) Over one year through three years.................................................A557       128,631 M.2.b.(3)
      (4) Over three years through five years...............................................A558         1,247 M.2.b.(4)
      (5) Over five years through 15 years..................................................A559       500,338 M.2.b.(5)
      (6) Over 15 years.....................................................................A560     2,491,789 M.2.b.(6)
   c. Other mortgage-backed securities (include CFOs, REMICs, and stripped MBS; exclude mortgage pass-through securities with an expected average life of:(6)
      (1) Three years or less...............................................................A561             0 M.2.c.(1)
      (2) Over three years..................................................................A562             0 M.2.c.(2)
   b. Debt securities with a REMAINING MATURITY of one year or less (included in Memorandum
      items 2.a through 2.c above)..........................................................A248       388,886 M.2.d.
3.-6. Not applicable
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date (report the amortized cost at
   date of sale or transfer)................................................................1778             0 M.7.
8. Not applicable
9. Structured notes (included in the hold-to-maturity and available-for-sale accounts in
   Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost........................................................................8782             0 M.9.a.
   b. Fair value............................................................................8783             0 M.9.a.
                                                                                            ------------------

----------

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.

(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.

(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.

(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.

(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank:     CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                                   Call Date: 06/30/1999 FFIEC 031
Address:                 712 MAIN STREET                                                                                   Page RC-6
City, State   Zip:       HOUSTON, TX 77001                                                               Printed 08/04/1999 at 14:07
FDIC Certificate No.:    03263

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and losses, net of unearned income. Exclude assets held for trading and commercial paper.

                                                                                                                  C415   <-
                                                                                        (Column A)           (Column B)
                                                                                       Consolidated           Domestic
                                                                                           Bank                Offices
                                                                                --------------------------------------
                                                    Dollar Amounts in Thousands RCFD  Bil Mil Thou  RCON  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estates.............................................. 1410     2,519,030                        1.
    a. Construction and land development.......................................                     1415       599,208    1.a.
    b. Secured by farmland (including farm residential and other
       improvements)...........................................................                     1420         6,918    1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit.......................                     1797             0    1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens..........................................                     5367       838,731    1.c.(2)(a)
           (b) Secured by junior liens.........................................                     5368       470,015    1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties...............                     1460       100,392    1.d.
    e. Secured by nonfarm nonresidential properties............................                     1480       503,766    1.e.

 2. Loans to depository institutions:
    a. To commercial banks in the U.S. ........................................                     1505         6,605    2.a.
       (1) To U.S. branches and agencies of foreign banks...................... 1506             0                        2.a.(1)
       (2) To other commercial banks in the U.S. .............................. 1507         6,605                        2.a.(2)
    b. To other depository institutions in the U.S. ........................... 1517         1,832  1517         1,832    2.b.
    c. To banks in foreign countries...........................................                     1510           647    2.c.
       (1) To foreign branches of other U.S. banks............................. 1513             0                        2.c.(1)
       (2) To other banks in foreign countries................................. 1516           647                        2.c.(2)

 3. Loans to finance agricultural production and other loans to farmers........ 1590        20,940  1590        20,940    3.

 4. Commercial and industrial loans:
    a. To U.S. addresses (domicile)............................................ 1763     6,326,197  1763     6,326,197    4.a.
    b. To non-U.S. addresses (domicile)........................................ 1764       227,745  1764       227,745    4.b.

 5. Acceptances of other banks:
    a. Of U.S. banks........................................................... 1756             0  1756             0    5.a.
    b. Of foreign banks........................................................ 1757             0  1757             0    5.b.

 6. Loans to individuals for household, family, and other personal
    expenditures (i.e., consumer loans) (includes purchased paper).............                     1975     1,637,472    6.
    a. Credit cards and related plans (includes check credit and other
       revolving credit plans)................................................. 2008       105,951                        6.a.
    b. Other (includes single payment, installment, and all student loans)..... 2011     1,531,521                        6.b.

 7. Loans to foreign governments and official institutions (including
    foreign central banks)..................................................... 2081         7,794  2081         7,794    7.

 8. Obligations (other than securities and leases) of states and political
    subdivisions in the U.S. .................................................. 2107         7,692  2107         7,692    8.

 9. Other loans................................................................ 1563     2,471,958                        9.
    a. Loans for purchasing or carrying securities (secured and unsecured).....                     1545        47,399    9.a.
    b. All other loans (exclude consumer loans)................................                     1564     2,424,559    9.b.

10. Lease financing receivables (net of unearned income).......................                     2165        46,080   10.
    a. Of U.S. addresses (domicile)............................................ 2182        45,659                       10.a.
    b. Of non-U.S. addresses (domicile)........................................ 2183           421                       10.b.

11. LESS: Any unearned income on loans reflected in items 1-9 above............ 2123             0  2123             0   11.

12. Total loans and leases, net of unearned income (sum of items 1 through
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a)..... 2122    13,273,992  2122    13,273,992   12.


Legal Title of Bank:  CHASE BANK OF TEXAS,       Call Date: 06/30/1999 FFIEC 031
                      NATIONAL ASSOCIATION                             Page RC-7
Address:              712 MAIN STREET                Printed 08/04/1999 at 14:07
City, State  Zip:     HOUSTON, TX 77001
FDIC Certificate No.: 03263


SCHEDULE RC-C -- CONTINUED
PART I. CONTINUED

Memoranda

                                                                             -----------------------
                                                 Dollar Amounts in Thousands            Bil Mil Thou
----------------------------------------------------------------------------------------------------
1.   Not applicable

2.   Loans and leases restructured and in compliance with modified terms
     (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):

     a. Loans secured by real estate:
        (1) To U.S. addressees (domicile).................................... RCFD 1687          0    M.2.a.(1)
        (2) To non-U.S. addressees (domicile)................................ RCFD 1689          0    M.2.a.(2)
     b. All other loans and all lease financing receivables (exclude loans to individuals for household, family, and other personal
        expenditures)........................................................ RCFD 8691          0    M.2.b.
     c. Commercial and industrial loans to and lease financing receivables of non-U.S. addressees (domicile) included in Memorandum item 2.b
        above................................................................ RCFD 8692          0    M.2.c.

3. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):

     a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or repricing frequency of: (1)(2)

        (1) Three months or less............................................. RCON A564     32,449    M.3.a.(1)
        (2) Over three months through 12 months.............................. RCON A565     67,797    M.3.a.(2)
        (3) Over one year through three years................................ RCON A566     40,005    M.3.a.(3)
        (4) Over three years through five years.............................. RCON A567     44,667    M.3.a.(4)
        (5) Over five years through 15 years................................. RCON A568    243,093    M.3.a.(5)
        (6) Over 15 years.................................................... RCON A569    401,594    M.3.a.(6)

     b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices
        (reported in Schedule RC-C, part I, item 1.c.(2)(a), column B) with a remaining maturity or repricing frequency of: (1)(3)

        (1) Three months or less............................................. RCFD A570  8,055,332    M.3.b.(1)
        (2) Over three months through 12 months.............................. RCFD A571  1,536,090    M.3.b.(2)
        (3) Over one year through three years................................ RCFD A572    972,440    M.3.b.(3)
        (4) Over three years through five years.............................. RCFD A573  1,233,952    M.3.b.(4)
        (5) Over five years through 15 years................................. RCFD A574    506,186    M.3.b.(5)
        (6) Over 15 years.................................................... RCFD A575     41,665    M.3.b.(6)

     c. Loans and leases (reported in Schedule RC-C, part I, items 1 through
        10, column A) with a REMAINING MATURITY of one year or less.......... RCFD A247  5,044,223    M.3.c.

     d. Loans secured by nonfarm nonresidential properties in domestic offices (reported in Schedule RC-C, part I, item 1.e, column B) with
        a REMAINING MATURITY of over five years.............................. RCON A577    130,110    M.3.d.

     e. Commercial and industrial loans (reported in Schedule RC-C, part I,
        item 4, column A) with a REMAINING MATURITY of over three years...... RCFD A578  2,486,794    M.3.e.
                                                                              --------------------


------------

(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.

(2) Sum of Memorandum items 3.a.(1) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.

(3) Sum of Memorandum items 3.b.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, Memorandum item 3.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.


Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                  Call Date: 06/30/1999 FFIEC 031
Address:              712 MAIN STREET                                                                  Page RC-8
City, State Zip:      HOUSTON, TX 77001                                              Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC-C--CONTINUED

PART I. CONTINUED
MEMORANDA (CONTINUED)



                                                              Dollar Amounts in Thousands                     BIL MIL THOU
4.  Loans to finance commercial real estate, construction, and land development activities
    (not secured by real estate) included in Schedule RC-C, part I, items 4 and 9,
    column A, page RC-6(1) ....................................................................     RCFD 2746      751,727   M.4.

5.  Loans and leases held for sale (included in Schedule RC-C, part I, page RC-6 .............      RCFD 5369      151,997   M.5.

6.  Adjustable rate closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (included in Schedule RC-C, part I, item 1.c.(2)(a),
    column B, page RC-6)......................................................................      RCON 5370       94,717   M.6.

-----------
(1) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contracts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).



                                                                                                                     C420    <-
                                                              Dollar Amounts in Thousands                     BIL MIL THOU
ASSETS
1.  U.S. Treasury securities in domestic offices ..............................................     RCON 3531            0   1.

2.  U.S. Government agency obligations in domestic offices (exclude
    mortgage-backed securities.................................................................     RCON 3532            0   2.

3.  Securities issued by states and political subdivisions in the U.S. in domestic
    offices ...................................................................................     RCON 3533            0   3.


4.  Mortgage-backed securities (MBS) in domestic offices:

    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA ...................     RCON 3534            0   4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or
       GNMA (include CMOs, REMICs, and stripped MBS) ..........................................     RCON 3535            0   4.b.
    c. All other mortgage-backed securities ...................................................     RCON 3536            0   4.c.


5.  Other debt securities in domestic offices .................................................     RCON 3537            0   5.

6.-8. Not applicable.


9.  Other trading assets in domestic offices ..................................................     RCON 3541        5,751   9.


10. Trading assets in foreign offices .........................................................     RCON 3542            0  10.


11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:

    a. In domestic offices ....................................................................     RCON 3543       59,070  11.a.
    b. In foreign offices .....................................................................     RCON 3543          978  11.b.

12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5) .........     RCFD 3545       65,799  12.



                                                                                                              BIL MIL THOU

LIABILITIES

13. Liability for short positions .............................................................     RCFD 3546             0  13.

14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts ..........................................................................     RCFD 3547        55,857  14.

15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item 15.b) ....     RCFD 3548        55,857  15.

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                        Call Date:   06/30/1999   FFIEC 031
Address:              712 MAIN STREET                                                                          Page: RC-8a
City, State   Zip:    HOUSTON, TX 77001                                                        Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC-C--CONTINUED

PART II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.


LOANS TO SMALL BUSINESSES

                                                                                                               C418   <-
                                                                                           ------------------------
                                                                                           RCON    YES           NO
-------------------------------------------------------------------------------------------------------------------
1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B, and all or substantially all of the dollar volume of your bank's
   "Commercial and industrial loans to U.S. addresses" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have original amounts of $100,000 or less (If your bank has no loans outstanding in both of these two loan categories,
   place an "X" in the box marked "NO".).................................................  6999                  X    1.
                                                                                           -----------------------

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5.
If NO and your bank has loans outstanding in either loan category, skip items 2.a and
2.b, complete items 3 and 4 below, and go to item 5.
If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

                                                                                           ------------------------
                                                                                                Number of Loans
                                                                                           ------------------------
                                                                                           RCON
-------------------------------------------------------------------------------------------------------------------
2. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
   a. "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B. (Note:
      Item 1.e, column B, divided by the number of loans should NOT exceed
      $100,000.).........................................................................  5562                N/A    2.a.
   b. "Commercial and industrial loans to U.S. addresses" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B. (Note: Item 4.a,
      column B, divided by the number of loans should NOT exceed $100,000.)..............  5563                N/A    2.b.
                                                                                           -----------------------



                                                                         (Column A)                (Column B)
                                                                                                     Amount
                                                                                                    Currently
                                                                        Name of Loans              Outstanding
                                                                  ------------------------  -----------------------
                                    Dollar Amounts in Thousands   RCON                      RCON   Bil   Mil   Thou
-------------------------------------------------------------------------------------------------------------------
3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices
   reported in Schedule RC-C, part I, item 1.e, column B
   (sum of items 3.a through 3.c must be less than or equal to
   Schedule RC-C, part I, item 1.e, column B):
   a. With original amounts of $100,000 or less.................  5564                 344  5565            12,722    3.a.
   b. With original amounts of more than $100,000 through
      $250,000..................................................  5566                 370  5567            43,348    3.b.
   c. With original amounts of more than $250,000 through
      $1,000,000................................................  5568                 353  5569           114,446    3.c.

4. Number and amount currently outstanding of "Commercial and industrial loans to U.S. addresses" in domestic offices
   reported in Schedule RC-C, part I, item 4.a, column B
   (sum of items 4.a through 4.c must be less than or equal to
   Schedule RC-C, part I, item 4.a, column B):
   a. With original amounts of $100,000 or less.................  5570              17,883  5571           256,087    4.a.
   b. With original amounts of more than $100,000 through
      $250,000..................................................  5572               1,467  5573           135,056    4.b.
   c. With original amounts of more than $250,000 through
      $1,000,000................................................  5574               1,218  5575           390,245    4.c.
                                                                  ------------------------------------------------



                                      18a

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                 Call Date: 06/30/1999  FFIEC 031
Address:              712 MAIN STREET                                                                 Page RC-8b
City, State  Zip:     HOUSTON, TX 77001                                              Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC-C--CONTINUED

PART II. CONTINUED

Agricultural Loans to Small Farms

5.   Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B, have original amounts of $100,000
     or less (If your bank has no loans outstanding in both of these two loan categories, place an "X" in          YES    NO
     the box marked "NO".) .................................................................................      6860       X  5.

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.
If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

6.   Report the total number of loans currently outstanding for each of the
     following Schedule RC-C, part I, loan categories:                                    Number of Loans
     a.   "Loans secured by farmland (including farm residential and other            RCON
          improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B. (Note: Item 1.b, column B, divided by the number of
          loans should NOT exceed $100,000.) ........................................ 5576          N/A   6.a
     b.   "Loans to finance agricultural production and other loans to farmers"
          in domestic offices reported in Schedule RC-C, part I, item 3, column B. (Note: Item 3, column B, divided by the number of loans
          should NOT exceed $100,000.) .............................................. 5577          N/A   6.b

                                                                                            (Column A)       (Column B)
                                                                                                               Amount
                                                                                                              Currently
                                                                                          Number of Loans    Outstanding
                                                       Dollar Amounts in Thousands
     -------------------------------------------------------------------------------  RCON                 RCON  Bil Mil Thou
7.   Number and amount currently outstanding of "Loans secured by farmland
     (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, column B):
     a. With original amounts of $100,000 or less ..................................  5578          17     5579           559   7.a.
     b. With original amounts of more than $100,000 through $250,000 ...............  5580          10     5581         1,225   7.b.
     c. With original amounts of more than $250,000 through $500,000 ...............  5582           9     5583         2,207   7.c.

8.   Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in
     Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3, column B):
     a. With original amounts of $100,000 or less ..................................  5584          14     5585           341   8.a.
     b. With original amounts of more than $100,000 through $250,000 ...............  5586          10     5587           762   8.b.
     c. With original amounts of more than $250,000 through $500,000 ...............  5588           4     5589           555   8.c.



                                      18b

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                      Call Date: 06/30/1999 FFIEC 031
Address:              712 MAIN STREET                                                                      Page RC-9
City, State  Zip:     HOUSTON, TX 77001                                                  Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC-E -- DEPOSIT LIABILITIES

PART I. DEPOSITS IN DOMESTIC OFFICES

                                                                                                                       C425   <-
                                                                                                                       ---------
                                                                                                                Nontransaction
                                                                                Transaction Accounts               Accounts
                                                                      ----------------------------------------------------------
                                                                          (Column A)          (Column B)          (Column C)
                                                                       Total transaction      Memo: Total           Total
                                                                      accounts (including   demand deposits     nontransaction
                                                                         total demand        (included in          accounts
                                                                           deposits)           column A)       (including MMDAs)
                                                                      -------------------  -----------------   -----------------
                                          Dollar Amounts in Thousands  RCON Bil Mil Thou   RCON Bil Mil Thou   RCON Bil Mil Thou
--------------------------------------------------------------------- -------------------  -----------------   -----------------
Deposits of:

1.  Individuals, partnerships, and corporations...................... 2201    5,446,694   2240    5,147,296   2346   11,867,352  1.

2.  U.S. Government.................................................. 2202        8,084   2280        3,197   2520            1  2.

3.  States and political subdivisions in the U.S. ................... 2203      107,988   2290       56,010   2530      149,655  3.

4.  Commercial banks in the U.S. .................................... 2206      742,588   2310      742,588   2550            0  4.

5.  Other depository institutions in the U.S. ....................... 2207       56,970   2312       56,970   2349            0  5.

6.  Banks in foreign countries ...................................... 2213       15,346   2320       15,346   2236            0  6.

7.  Foreign governments and official institutions
    (including foreign central banks) ............................... 2216        1,262   2300        1,262   2377            0  7.

8.  Certified and official checks ................................... 2330       70,159   2330       70,159                      8.

9.  Total (sum of items 1 through 8) (sum of columns A and C must
    equal Schedule RC, item 13.a) ................................... 2215    6,449,091   2210    6,092,828   2385   12,017,009  9.

Memoranda

                                                             Dollar Amounts in Thousands   RCON  Bil  Mil  Thou
----------------------------------------------------------------------------------------   ----  ---  ---  ----
1.  Selected components of total deposits (i.e., sum of item 9, columns A and C):
    a.  Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.............   6835         635,939   M.1.a.
    b.  Total brokered deposits ........................................................   2365               0   M.1.b.
    c.  Fully insured brokered deposits (included in Memorandum item 1.b above):
        (1)  Issued in denominations of less than $100,000 .............................   2343               0   M.1.c.(1)
        (2)  Issued either in denominations of $100,000 or in denominations greater than $100,000 and participated out by the broker in shares of $100,000
             or less ...................................................................   2344               0   M.1.c.(2)
    d.  Maturity data for brokered deposits:
        (1)  Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1)
             above) ....................................................................   A243               0   M.1.d.(1)
        (2)  Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b
             above) ....................................................................   A244               0   M.1.d.(2)
    e.  Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as
        required under state law) (to be completed for the December report only) .......   5590             N/A   M.1.e.

2.  Components of total nontransaction accounts (sum of Memorandum items 2.a through
    2.d must equal item 9, column C above):
    a.  Savings deposits:
        (1)  Money market deposit accounts (MMDAs) .....................................   6810       5,335,198   M.2.a.(1)
        (2)  Other savings deposits (excludes MMDAs) ...................................   0352       3,590,717   M.2.a.(2)
    b.  Total time deposits of less than $100,000 ......................................   6648       2,074,754   M.2.b.
    c.  Total time deposits of $100,000 or more ........................................   2604       1,016,340   M.2.c.
3.  All NOW accounts (included in column A above) ......................................   2398         356,263   M.3.
4.  Not applicable

Legal Title of Bank:   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                                   Call Date:  06/30/1999  FFIEC 031
Address:               712 MAIN STREET                                                                                    Page RC-10
City, State Zip:       HOUSTON, TX  77001                                                                Printed 08/04/1999 at 14:07
FDIC Certificate No.:  03263

SCHEDULE RC-E--CONTINUED

PART I. CONTINUED

Memoranda (continued)


                                                               Dollar Amounts in Thousands    RCON  Bil   Mil  Thou
5. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or repricing frequency of:(1)(2)
      (1) Three months or less .............................................................  A579          773,620   M.5.a.(1)
      (2) Over three months through 12 months ..............................................  A580          951,104   M.5.a.(2)
      (3) Over one year through three years ................................................  A581          281,279   M.5.a.(3)
      (4) Over three years .................................................................  A582           68,751   M.5.a.(4)
   b. Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less
      (included in Memorandum items 5.a.(1) through 5.a.(4) above) .........................  A241        1,724,724   M.5.b.

6. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or repricing frequency of:(1)(3)
      (1) Three months or less .............................................................  A584          581,879   M.6.a.(1)
      (2) Over three months through 12 months ..............................................  A585          377,930   M.6.a.(2)
      (3) Over one year through three years ................................................  A586           41,902   M.6.a.(3)
      (4) Over three years .................................................................  A587           14,629   M.6.a.(4)
   b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less
      (included in Memorandum items 6.a.(1) through 6.a.(4) above) .........................  A242          959,809   M.6.b.

------------------
(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
(2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
(3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.

Legal Title of Bank:  CREDIT BANK OF TEXAS,      Call Date: 06/30/1999 FFIEC 031
                      NATIONAL ASSOCIATION                            Page RC-11
Address:              712 MAIN STREET                Printed 08/04/1999 at 14:07
City, State  Zip:     HOUSTON, TX 77001
FDIC Certificate No.: 03263


SCHEDULE RC-E--CONTINUED

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFS)

                                                                                                 -------------------
                                                                   Dollar Amounts in Thousands   RCFN   Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
Deposits of:
1.  Individuals, partnerships, and corporations...............................................   2621        296,279   1.

2.  U.S. banks (including IBFs and foreign branches of U.S. banks)............................   2623          1,929   2.

3.  Foreign banks (including U.S. branches and agencies of foreign banks, including
    their IBFs)...............................................................................   2625              0   3.

4.  Foreign governments and official institutions (including foreign central banks)...........   2650              0   4.

5.  Certified and official checks.............................................................   2330              0   5.

6.  All other deposits........................................................................   2668              0   6.

7.  Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)......................   2200        298,208   7.
                                                                                                 -------------------

Memorandum

                                                                                                 -------------------
                                                                   Dollar Amounts in Thousands   RCFN   Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1.  Time deposits with a remaining maturity of one year or less (included in Part II, item 7
    above)....................................................................................   A245        298,208   M.1.
                                                                                                 -------------------

SCHEDULE RC-F--OTHER ASSETS

                                                                                                                C430   <-
                                                                                                 -------------------
                                                              Dollar Amounts in Thousands               Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1.  Income earned, not collected on loans................................................   RCFD 2164         79,401   1.

2.  Net deferred tax assets(1)...........................................................   RCFD 2148         89,846   2.

3.  Interest-only strips receivable (not in the form of a security)(2) on:
    a. Mortgage loans....................................................................   RCFD A519              0   3.a.
    b. Other financial assets............................................................   RCFD A520              0   3.b.

4.  Other (itemize and describe amounts that exceed 25% of this item)....................   RCFD 2168        191,393   4.
    a. TEXT 3549                                               RCFD 3549                                               4.a.
       -------------------------------------------------------
    b. TEXT 3550                                               RCFD 3550                                               4.b.
       -------------------------------------------------------
    c. TEXT 3551                                               RCFD 3551                                               4.c.
       ----------------------------------------------------------------------------------

5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 11)...................   RCFD 2160        360,640   5.
                                                                                            ------------------------

                                                                                                 -------------------
Memorandum                                                    Dollar Amounts in Thousands               Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1.  Deferred tax assets disallowed for regulatory capital purposes.......................   RCFD 5610              0   M.1.
                                                                                            ------------------------

SCHEDULE RC-G--OTHER LIABILITIES

                                                                                                                C435  <-
                                                                                                 -------------------
                                                              Dollar Amounts in Thousands               Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1.  a. Interest accrued and unpaid on deposits in domestic offices(3)....................   RCON 3645         15,051   1.a.
    b. Other expenses accrued and unpaid (includes accrued income taxes payable).........   RCFD 3646        159,012   1.b.

2.  Net deferred tax liabilities(1)......................................................   RCFD 3049              0   2.

3.  Minority interest in consolidated subsidiaries.......................................   RCFD 3000              0   3.

4.  Other (itemize and describe amounts that exceed 25% of this item)....................   RCFD 2938         36,154   4.
    a. TEXT 3552  CONFIRMED DEFERRED PAYMENTS                  RCFD 3552           26,479                              4.a.
       -------------------------------------------------------
    b. TEXT 3553                                               RCFD 3553                                               4.b.
       -------------------------------------------------------
    c. TEXT 3554                                               RCFD 3554                                               4.c.
       ----------------------------------------------------------------------------------

5.  Total (sum of items 1 through 4) (must equal Schedule RC, item 20)...................   RCFD 2930        210,217   5.
                                                                                                 -------------------

------------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."

(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.

(3) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  CHASE BANK OF TEXAS,      Call Date:  06/30/1999 FFIEC 031
                      NATIONAL ASSOCIATION                            Page RC-12
Address:              712 MAIN STREET                Printed 08/04/1999 at 14:07
City, State  Zip:     HOUSTON, TX  77001
FDIC Certificate No.: 03263

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                                    C440    <-
                                                                                                                    ----
                                                                                                     Domestic Offices
                                                                                                   ---------------------
                                                                    Dollar Amounts in Thousands    RCON     Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
 1. Customers' liability to this bank on acceptances outstanding...............................    2155            8,035     1.

 2. Bank's liability on acceptances executed and outstanding...................................    2920            8,035     2.

 3. Federal funds sold and securities purchased under agreements to resell.....................    1350        1,718,873     3.

 4. Federal funds purchased and securities sold under agreements to repurchase.................    2800        1,401,086     4.

 5. Other borrowed money.......................................................................    3190           41,001     5.

    EITHER

 6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs................    2163              N/A     6.

    OR

 7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs..................    2941          298,866     7.

 8. Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and
    IBFs)......................................................................................    2192       23,371,718     8.

 9. Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries,
    and IBFs)..................................................................................    3129       21,243,592     9.

IN ITEMS 10-17, REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY AND                RCON     Bil Mil Thou
AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.                                                 ---------------------

10. U.S. Treasury securities...................................................................    1039        1,167,009    10.

11. U.S. Government agency obligations (excluded mortgage-backed securities)...................    1041          251,272    11.

12. Securities issued by states and political subdivisions in the U.S. ........................    1042              165    12.

13. Mortgage-backed securities (MBS):

    a. Pass-through securities:

       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA........................................    1043        3,213,418    13.a.(1)

       (2) Other pass-through securities.......................................................    1044                0    13.a.(2)

    b. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS):

       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA........................................    1209                0    13.b.(1)

       (2) All other mortgage-backed securities................................................    1280                0    13.b.(2)

14. Other domestic debt securities.............................................................    1281                0    14.

15. Foreign debt securities....................................................................    1282                0    15.

16. Equity securities:

    a. Investments in mutual funds and other equity securities with readily
       determinable fair values................................................................    A510                0    16.a.

    b. All other equity securities.............................................................    1752           46,157    16.b.

17. Total amortized (historical) cost of both held-to maturity and available-for-sale
    securities (sum of items 10 through 16)....................................................    1374        4,678,021    17.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                    Dollar Amounts in Thousands    RCON     Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------

EITHER

Net due from the IBF of the domestic offices of the reporting bank.............................    3051              N/A     M.1.

OR

Net due to the IBF of the domestic offices of the reporting bank...............................    3059              N/A     M.2.


Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                                      Call Date: 06/30/1999 FFIEC 031
Address:              712 MAIN STREET                                                                                     Page RC-13
City, State Zip:      HOUSTON, TX 77001                                                                  Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC-I -- SELECTED ASSETS AND LIABILITIES OF IBFS
TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.

                                                                                                                   ----
                                                                                                                   C445   <-
                                                                                                   --------------------
                                                                      Dollar Amounts in Thousands  RCFN    Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
 1. Total IBF assets of the consolidated bank (component of Schedule RC, item 12)................. 2133             N/A   1.
 2. Total IBF loans and lease financing receivables (component of Schedule
    RC-C, part I, item 12, column A).............................................................. 2076             N/A   2.
 3. IBF commercial and industrial loans (component of Schedule RC-C, part I,
    item 4, column A)............................................................................. 2077             N/A   3.
 4. Total IBF liabilities (component of Schedule RC, item 21)..................................... 2898             N/A   4.
 5. IBF deposit liabilities due to banks, including other IBFs (component of Schedule RC-E,
    part II, items 2 and 3)....................................................................... 2379             N/A   5.
 6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1, 4, 5, and 6)..... 2381             N/A   6.

SCHEDULE RC-K -- QUARTERLY AVERAGES(1)

                                                                                                                   ----
                                                                                                                   C455   <-
                                                                                                   --------------------
                                                              Dollar Amounts in Thousands                  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Interest-bearing balances due from depository institutions.............................   RCFD 3381             200   1.

 2. U.S. Treasury securities and U.S. Government agency obligations(2) (including
    mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA)...............   RCFD 3382       4,670,899   2.

 3. Securities issued by states and political subdivisions in the U.S.(2)..................   RCFD 3383             165   3.

 4. a. Other debt securities(2) (including mortgage-backed securities not issued or
       guaranteed by FNMA, FHLMC, or GNMA).................................................   RCFD 3647           1,114   4.a.
    b. Equity securities(3) (includes investments in mutual funds and Federal
       Reserves stock).....................................................................   RCFD 3648          46,157   4.b.

 5. Federal funds sold and securities purchased under agreements to resell.................   RCFD 3365         432,535   5.

 6. Loans:
    a. Loans in domestic offices:
       (1) Total loans.....................................................................   RCON 3360      13,441,124   6.a.(1)
       (2) Loans secured by real estate....................................................   RCON 3385       2,577,871   6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers.............   RCON 3386          22,762   6.a.(3)
       (4) Commercial and industrial loans.................................................   RCON 3387       6,875,078   6.a.(4)
       (5) Loans to individuals for household, family, and other personal expenditures.....   RCON 3388       1,720,477   6.a.(5)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and IBFs...........   RCFN 3360          39,307   6.b.

 7. Trading assets.........................................................................   RCFD 3401          79,032   7.

 8. Lease financing receivables (net of unearned income)...................................   RCFD 3484          45,880   8.

 9. Total assets(4)........................................................................   RCFD 3368      22,332,909   9.

LIABILITIES

10. Interest-bearing transaction accounts in domestic offices (NOW accounts, ATS accounts,
    and telephone and preauthorized transfer accounts) (exclude demand deposits)...........   RCON 3485         313,795   10.

11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs)...............................................   RCON 3486       5,047,299   11.a.
    b. Other savings deposits..............................................................   RCON 3487       3,654,263   11.b.
    c. Time deposits of $100,000 or more...................................................   RCON A514         996,052   11.c.
    d. Time deposits of less than $100,000.................................................   RCON A529       2,149,026   11.d.

12. Interest-bearing deposits in foreign offices, Edge and Agreement subsidiaries, and
    IBFs...................................................................................   RCFN 3404         398,021   12.

13. Federal funds purchased and securities sold under agreements to repurchase.............   RCFD 3353       1,369,927   13.

14. Other borrowed money (includes mortgage indebtedness and obligations under capitalized
    leases)................................................................................   RCFD 3355          40,480   14.

----------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

(2) Quarterly averages for all debt securities should be based on amortized cost.

(3) Quarterly averages for all equity securities should be based on historical cost.

(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                                Call Date:  06/30/1999  FFIEC 031
Address:              712 MAIN STREET                                                                                Page: RC-14
City, State   Zip:    HOUSTON, TX 77001                                                              Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC-L--OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                  C460   <-
                                                                                                                  ----
                                                                 Dollar Amounts in Thousands   RCFD   Bil   Mil   Thou
-----------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g.,
       home equity lines ...................................................................   3814                   0  1.a.
    b. Credit card lines ...................................................................   3815                   0  1.b.
    c. Commercial real estate,  construction, and land development:
       (1) Commitments to fund loans secured by real estate ................................   3816             280,248  1.c.(1)
       (2) Commitments to fund loans not secured by real estate.............................   6550             490,505  1.c.(2)
    d. Securities underwriting..............................................................   3817                   0  1.d.
    e. Other unused commitments.............................................................   3818           9,159,028  1.e.
 2. Financial standby letters of credit and foreign office guarantees.......................   3819           1,448,884  2.
                                                                          ------------------
    a. Amount of financial standby letters of credit conveyed to others   RCFD 3820  131,550                             2.a.
                                                                          ------------------
 3. Performance standby letters of credit and foreign office guarantees.....................   3821             255,531  3.
                                                                          ------------------
    a. Amount of performance standby letters of credit conveyed to others RCFD 3822      776                             3.a
                                                                          ------------------
 4. Commercial and similar letters of credit................................................   3411             254,076  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by
    the reporting bank......................................................................   3428                   0  5.
 6. Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank...........................................................   3429                   0  6.
 7. Securities borrowed.....................................................................   3432                   0  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified
    against loss by the reporting bank).....................................................   3433                   0  8.
 9. Financial assets transferred with recourse that have been treated as sold for
    Call Report purposes:
    a. First lien 1-to-4 family residential mortgage loans:
       (1) Outstanding principal balance of mortgages transferred as of the report date.....   A521                   0  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.............   A522                   0  9.a.(2)
    b. Other financial assets (excluding small business obligations reported in item 9.c):
       (1) Outstanding principal balance of assets transferred as of the report date........   A523                   0  9.b.(1)
       (2) Amount of recourse exposure on these assets as of the report date................   A524                   0  9.b.(2)
    c. Small business obligations transferred with recourse under Section 208 of the Reigle
       Community Development and Regulatory Improvement Act of 1994:
       (1) Outstanding principal balance of small business obligations transferred as of
           the report date..................................................................   A249                   0  9.c.(1)
       (2) Amount of retained recourse on these obligations as of the report date...........   A250                   0  9.c.(2)
10. Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor......................   A534                   0  10.a.
    b. Credit derivatives on which the reporting bank is the beneficiary....................   A535                   0  10.b.
11. Spot foreign exchange contracts.........................................................   8765           1,107,799  11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule RC, item 28,
    "Total equity capital").................................................................   3430                   0  12.
       -----------                                                       -------------------
    a.  TEXT 3555                                                         RCFD 3555                                      12.a.
       ------------------------------------------------------------------
    b.  TEXT 3556                                                         RCFD 3556                                      12.b.
       ------------------------------------------------------------------
    c.  TEXT 3557                                                         RCFD 3557                                      12.c.
       ------------------------------------------------------------------
    d.  TEXT 3558                                                         RCFD 3558                                      12.d.
       ----------------------------------------------------------------------------------------------------------------

Legal title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                  Call Date: 06/30/1999 FFIEC 031
Address:              712 MAIN STREET                                                                 Page RC-15
City, State Zip:      HOUSTON, TX 77001                                              Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC-L--CONTINUED


                                                                       Dollar Amounts in Thousands       RCFD Bil Mil Thou
--------------------------------------------------------------------------------------------------       ------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")       5591            0   13.

    a. TEXT 5592                                                           RCFD 5592                                         13.a.
       -------------------------------------------------------------------
    b. TEXT 5593                                                           RCFD 5593                                         13.b.
       -------------------------------------------------------------------
    c. TEXT 5594                                                           RCFD 5594                                         13.c.
       -------------------------------------------------------------------
    b. TEXT 5595                                                           RCFD 5595                                         13.d.
       --------------------------------------------------------------------------------------------------------------------


                                                                                                                    C461    <-
                                             -----------------------------------------------------------------------------
                                                  (Column A)        (Column B)          (Column C)          (Column D)
                 Dollar Amounts in Thousands    Interest Rate    Freight Exchange    Equity Derivative     Commodity and
--------------------------------------------      Contracts          Contracts           Contracts        Other Contracts
      Off-balance Sheet Derivatives          -----------------------------------------------------------------------------
           Position Indicators               Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------

14. Gross amounts (e.g., notional
    amounts) (for each column, sum of
    items 14.a through 14.e must equal
    sum of items 15, 16.a, and 16.b):
    a. Futures contracts....................         2,042,000                   0                   0                   0  14.a.
                                                 -------------       -------------       -------------       -------------
                                                 RCFD 8693           RCFD 8694           RCFD 8695           RCFD 8696
                                                 -------------       -------------       -------------       -------------
    b. Forward contracts....................                 0           1,026,329                   0                   0  14.b.
                                                 -------------       -------------       -------------       -------------
                                                 RCFD 8697           RCFD 8698           RCFD 8699           RCFD 8700
                                                 -------------       -------------       -------------       -------------
    c. Exchange-traded option contracts:
       (1) Written options..................           310,000                   0                   0                   0  14.c.(1)
                                                 -------------       -------------       -------------       -------------
                                                 RCFD 8701           RCFD 8702           RCFD 8703           RCFD 8704
                                                 -------------       -------------       -------------       -------------
       (2) Purchased options................           310,000                   0                   0                   0  14.c.(2)
                                                 -------------       -------------       -------------       -------------
                                                 RCFD 8705           RCFD 8706           RCFD 8707           RCFD 8708
                                                 -------------       -------------       -------------       -------------
    d. Over-the-counter option contracts:
       (1) Written options..................         4,852,732              64,167             340,786               1,320  14.d.(1)
                                                 -------------       -------------       -------------       -------------
                                                 RCFD 8709           RCFD 8710           RCFD 8711           RCFD 8712
                                                 -------------       -------------       -------------       -------------
       (2) Purchased options................         4,869,132              64,167             340,786               1,320  14.d.(2)
                                                 -------------       -------------       -------------       -------------
                                                 RCFD 8713           RCFD 8714           RCFD 8715           RCFD 8716
                                                 -------------       -------------       -------------       -------------
    e. Swaps................................         6,541,999              27,623                   0                   0  14.e.
                                                 -------------       -------------       -------------       -------------
                                                 RCFD 3450           RCFD 3826           RCFD 8719           RCFD 8720
                                                 -------------       -------------       -------------       -------------
15. Total gross notional amount of
    derivative contracts held for trading...        15,615,762           1,182,286             681,572               2,640  15.
                                                 -------------       -------------       -------------       -------------
                                                 RCFD A126           RCFD A127           RCFD 8723           RCFD 8724
                                                 -------------       -------------       -------------       -------------
16. Gross notional amount of
    derivative contracts held for
    purposes other than trading:
    a. Contracts marked to market...........         1,208,400                   0                   0                   0  16.a.
                                                 -------------       -------------       -------------       -------------
                                                 RCFD 8725           RCFD 8726           RCFD 8727           RCFD 8728
                                                 -------------       -------------       -------------       -------------
    b. Contracts not marked to market.......         2,101,701                   0                   0                   0  16.b.
                                                 -------------       -------------       -------------       -------------
                                                 RCFD 8729           RCFD 8730           RCFD 8731           RCFD 8732
                                                 -------------       -------------       -------------       -------------
    c. Internet rate swaps where the bank
       has agreed to pay a fixed rate.......             6,701                                                              16.c.
                                                 -------------       -------------       -------------       -------------
                                                 RCFD A589
                                                 -------------       -------------       -------------       -------------

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                  Call Date: 06/30/1999   FFIEC 031
Address:              712 MAIN STREET                                                                   Page RC-16
City, State  Zip:     HOUSTON, TX  77001                                               Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263


SCHEDULE RC-L--CONTINUED

                                                                                                                       C462 <-
                                      (Column A)             (Column B)             (Column C)              (Column D)
  Dollar Amounts in Thousands       Interest Rate        Foreign Exchange       Equity Derivative         Commodity and
-------------------------------        Contracts              Contracts              Contracts           Other Contracts
 Off-balance Sheet Derivatives   --------------------   --------------------   --------------------    --------------------
      Position Indicators        RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou   RCFD  Bil  Mil  Thou    RCFD  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------

17. Gross fair values of
    derivative contracts:
    a. Contracts held for
       trading:
       (1) Gross positive
           fair value..........  8733          36,082   8734          21,399   8735          32,672    8736             35 17.a.(1)
       (2) Gross negative
           fair value..........  8737          34,551   8738          17,984   8739          32,672    8740             35 17.a.(2)
    b. Contracts held for
       purposes other than
       trading that are
       marked to market:
       (1) Gross positive
           fair value..........  8741           1,080   8742               0   8743               0    8744              0 17.b.(1)
       (2) Gross negative
           fair value..........  8745           2,043   8746               0   8747               0    8748              0 17.b.(2)
    c. Contracts held for
       purposes other than
       trading that are not
       marked to market:
       (1) Gross positive
           fair value..........  8749             429   8750               0   8751               0    8752              0 17.c.(1)
       (2) Gross negative
           fair value..........  8753          28,728   8754               0   8755               0    8756              0 17.c.(2)

Memoranda                                                                Dollar Amounts in Thousands   RCFD  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1.-2. Not applicable

3. Unused commitments with an original maturity exceeding one year that are reported in Schedule RC-L, items 1.a through 1.e, above (report only the
   unused portions of commitments that are fee paid or otherwise legally binding)....................  3833       5,051,897 M.3.
   a. Participation in commitments with an original maturity exceeding one year
      conveyed to others....................................................  RCFD 3834        74,903                       M.3.a.

4. To be completed only by banks with $1 billion or more in total assets:
   Standby letters of credit and foreign office guarantees (both financial and performance) issued to non-U.S. addressees (domicile) included in Schedule
   RC-L, items 2 and 3, above........................................................................  3377          41,045 M.4.
5. Loans to individuals for household, family, and other personal expenditures that have been securitized and sold (with servicing retained), amounts outstanding by type of loan:
   a. Loans to purchase private passenger automobiles (to be completed for the
      September report only).........................................................................  2741             N/A M.5.a.
   b. Credit cards and related plans (TO BE COMPLETED QUARTERLY).....................................  2742               0 M.5.b.
   c. All other consumer credit (including mobile home loans)(to be completed
      for the September report only).................................................................  2743             N/A M.5.c.

Legal Title of Bank:  CHASE BANK OF TEXAS,     Call Date:  06/30/1999  FFIEC 031
                      NATIONAL ASSOCIATION                            Page RC-17
Address:              712 MAIN STREET                Printed 08/04/1999 at 14:07
City, State   Zip:    HOUSTON, TX  77001
FDIC Certificate No.: 03263

SCHEDULE RC-M--MEMORANDA

                                                                                                                    C465    <-
                                                                                                                    ----
                                                                    Dollar Amounts in Thousands    RCFD     Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------

1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors,
      principal shareholders, and their related interests......................................    6164            1,203    1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to
      related interests) equals or exceeds the lesser of $500,000 or 5 percent           Number
      of total capital as defined for this purpose in agency regulations.    RCFD 6165        1                             1.b.

2. Federal funds sold and securities purchased under agreements to resell with U.S. branches
   and agencies of foreign banks(1) (included in Schedule RC, item 3)..........................    3405                0    2.

3. Not applicable.

4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):
   a. Mortgage serviced under a GNMA contract..................................................    5500                0    4.a.
   b. Mortgage serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer...................................................    5501                0    4.b.(1)
      (2) Serviced without recourse to servicer................................................    5502                0    4.b.(2)
   c. Mortgages serviced under a FNMA contract:
      (1) Serviced under a regular option contract.............................................    5503                0    4.c.(1)
      (2) Serviced under a special option contract.............................................    5504                0    4.c.(2)
   d. Mortgages serviced under other servicing contracts.......................................    5505                0    4.d.

5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must equal Schedule RC, item 9):
   a. U.S. addresses (domicile)................................................................    2103            5,826    5.a.
   b. Non-U.S. addresses (domicile)............................................................    2104            2,209    5.b.

6. Intangible assets:
   a. Mortgage servicing assets................................................................    3164                0    6.a.
      (1) Estimated fair value of mortgage servicing assets................  RCFD A590        0                             6.a.(1)
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships and nonmortgage servicing assets.................    B026                0    6.b.(1)
      (2) All other identifiable intangible assets.............................................    5507           43,105    6.b.(2)
   c. Goodwill.................................................................................    3163          296,868    6.c.
   d. Total (sum of items 6.a, 6.b.(1), 6.b.(2) and 6.c) (must equal Schedule RC, item 10).....    2143          339,973    6.d.
   e. Amount of intangible assets (included in item 6.b.(2) above) that have been grandfathered
      or are otherwise qualifying for regulatory capital purposes..............................    6442                0    6.e.

7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to
   redeem the debt.............................................................................    3295                0    7.

------------

(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.


Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                          Call Date:  06/30/1999  FFIEC 031
Address:              712 MAIN STREET                                                                           Page RC-18
City, State   Zip:    HOUSTON, TX 77001                                                        Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC-M--CONTINUED

                                                          Dollar Amounts in Thousands                Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------------
 8. a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures.......................  RCFD 5372              0     8.a.(1)
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices.....................  RCON 5508              0     8.a.(2)(a)
           (b) Farmland in domestic offices..............................................  RCON 5509              0     8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices.....................  RCON 5510            145     8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices........  RCON 5511              0     8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices.....................  RCON 5512              0     8.a.(2)(e)
           (f) In foreign offices........................................................  RCFN 5513              0     8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7).....  RCFD 2150            145     8.a.(3)

    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures.......................  RCFD 5374              0     8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated
           companies.....................................................................  RCFD 5375          3,845     8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 8).....  RCFD 2130          3,845     8.b.(3)

 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,
    item 23, "Perpetual preferred stock and related surplus".............................  RCFD 3778              0     9.

10. Mutual fund and annuity sales in domestic offices during the quarter (include proprietary, private label, and third party products):
    a. Money market funds................................................................  RCON 6441     10,997,915    10.a.
    b. Equity securities funds...........................................................  RCON 8427          8,562    10.b.
    c. Debt securities funds.............................................................  RCON 8428          3,122    10.c.
    d. Other mutual funds................................................................  RCON 8429        316,686    10.d.
    e. Annuities.........................................................................  RCON 8430          4,020    10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through
       10.e above).......................................................................  RCON 8784      4,603,177    10.f.

11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative
    contracts included in assets and liabilities reported in Schedule RC.................  RCFD A525          2,606    11.

12. Amount of assets netted against nondeposit liabilities and deposits in foreign offices (other than insure branches in Puerto Rico and U.S. territories and possessions) on the balance sheet (Schedule RC) in accordance with generally
    accepted accounting principles(1)....................................................  RCFD A526              0    12.

13. Outstanding principal balance of loans other than 1-4 family residential mortgage loans that are serviced for others (to be completed if this balance is more than
    $10 million and exceeds ten percent of total assets).................................  RCFD A591              0    13.
                                                                                           ------------------------

---------------------------------------------------------------------------------------------------------------------------------
Memorandum                                                       Dollar Amounts in Thousands     RCFD    Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------
1. Reciprocal holdings of banking organizations' capital instruments
   (to be completed for the December report only)...........................................     3836               N/A   M.1.
---------------------------------------------------------------------------------------------------------------------------------

------------

(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank: CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                                       Call Date: 06/30/1999 FFIEC 031
Address:             712 MAIN STREET                                                                                      Page RC-19
City, State  Zip:    HOUSTON, TX 77001                                                                   Printed 08/04/1999 at 14:07
FDIC Certificate No.:  03263


SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 through 4, column A, as confidential.

                                                                                                                         C470  <-
                                                                 ------------------------------------------------------------
                                                                    (Column A)            (Column B)          (Column C)
                                                                     Past due             Past due 90         Nonaccrual
                                                                   30 through 89         days or more
                                                                   days and still          and still
                                                                      accruing             accruing
                                                                 ------------------------------------------------------------
                             Dollar Amounts in Thousands         RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. To U.S. addresses (domicile) ............................  1245                 1246         7,063   1247        19,242  1.a.
   b. To non-U.S. addresses (domicile) ........................  1248             0   1249             0   1250             0  1.b.

2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository
      institutions ............................................  5377             0   5378             0   5379             0  2.a.
   b. To foreign banks ........................................  5380             0   5381             0   5382             0  2.b.

3. Loans to finance agricultural production and
   other loans to farmers .....................................  1594                 1597             0   1583           160  3.

4. Commercial and industrial loans:
   a. To U.S. addresses (domicile) ............................  1251                 1252         5,513   1253        39,695  4.a.
   b. To non-U.S. addresses (domicile) ........................  1254             0   1255             0   1256        13,863  4.b.

5. Loans to individuals for household, family, and
   other personal expenditures:
   a. Credit cards and related plans ..........................  5383                 5384           951   5385             0  5.a.
   b. Other (includes single payment, installment,
      and all student loans) ..................................  5386                 5387         4,591   5388         2,177  5.b.

6. Loans to foreign governments and official
   institutions ...............................................  5389                 5390             0   5391             0  6.

7. All other loans ............................................  5459                 5460         6,635   5461        23,585  7.

8. Lease financing receivables:
   a. Of U.S. addresses (domicile) ............................  1257             0   1258             0   1259             0  8.a.
   b. Of non-U.S. addresses (domicile) ........................  1271             0   1272             0   1791             0  8.b.

9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets) ............  3505                 3506             0   3507             0  9.
                                                                 ------------------------------------------------------------

===============================================================================

Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.


                                                                 ------------------------------------------------------------
                                                                 RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
                                                                 ------------------------------------------------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government .......................... 5612                 5613             0   5614         4,257 10.
    a. Guaranteed portion of loans and leases
       included in item 10 above ............................... 5615                 5616             0   5617         3,406 10.a.
                                                                 ------------------------------------------------------------

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                                   Call Date: 06/30/1999   FFIEC 031
Address:              712 MAIN STREET                                                                                    Page RC-20
City, State Zip:      HOUSTON, TX 77001                                                                 Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

SCHEDULE RC-N--CONTINUED

                                                                                                                      C473   <-
                                                              ------------------------------------------------------------
                                                                (Column A)             (Column B)           (Column C)
                                                                 Past due              Past due 90          Nonaccrual
                                                               30 through 89           days or more
                                                              days and still            and still
Memoranda                                                        accruing               accruing
                                                              ------------------------------------------------------------
                                Dollar Amounts in Thousands   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in Schedule RC-N,
   items 1 through 8, above (and not reported in Schedule
   RC-C, part I, Memorandum item 2).........................  1658             0   1659             0   1661             0 M.1.

2. Loans to finance commercial real estate, construction,
   and land development activities (not secured by real
   estate) included in Schedule RC-N, items 4 and 7,
   above....................................................  6558                 6559         1,000   6560         1,421 M.2.
                                                              ------------------------------------------------------------

3. Loans secured by real estate in domestic offices
   (included in Schedule RC-N, item 1, above):                RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou
                                                              ------------------------------------------------------------
   a. Construction and land development.....................  2759                 2769         6,708   3492         5,403 M.3.a.

   b. Secured by farmland...................................  3493             0   3494             0   3495             7 M.3.b.

   c. Secured by 1-4 family residential properties:

      (1) Revolving, open-end loans secured by 1-4 family
          residential properties and extended under lines
          of credit.........................................  5398             0   5399             0   5400             0 M.3.c.(1)

      (2) All other loans secured by 1-4 family residential
          properties........................................  5401                 5402           355   5403         9,126 M.3.c.(2)

   d. Secured by multifamily (5 or more) residential
      properties............................................  3499                 3500             0   3501           501 M.3.d.

   e. Secured by nonfarm nonresidential properties..........  3502                 3503             0   3504         4,205 M.3.a.
                                                              ------------------------------------------------------------

                                                              --------------------------------------
                                                                (Column A)             (Column B)
                                                                Past due 30            Past due 90
                                                              through 89 days         days or more
                                                              --------------------------------------
                                                              RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
                                                              --------------------------------------
1. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:

   a. Book value of amounts carried as assets...............  3522             0  3528             0 M.4.a.

   b. Replacement cost of contracts with a positive
      replacement cost......................................  3529             0  3530             0 M.4.b.
                                                              --------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            C477  <-
                                                                                                                          -------

Person to whom questions about the Reports of Condition and Income should be directed:

KAREN GATENBY, VICE PRESIDENT                               713-216-5263  Ext. 5263
---------------------------------------------               --------------------------------------------------------
Name and Title (TEXT 8901)                                  Telephone: Area code/phone number/extension (TEXT 8902)


                                                            713-216-5949
                                                            --------------------------------------------------------
                                                            FAX: Area code/phone number (TEXT 9116)

Legal Title of Bank:  CHASE BANK OF TEXAS,      Call Date: 06/30/1999  FFIEC 031
                      NATIONAL ASSOCIATION                            Page RC-21
Address:              712 MAIN STREET                Printed 08/04/1999 at 14:07
City, State  Zip:     HOUSTON, TX  77001
FDIC Certificate No.: 03263

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS


                                                                                                                    C475    <-
                                                                                                                    ----
                                                                    Dollar Amounts in Thousands    RCON     Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. Unposted debits (see instructions):
   a. Actual amount of all unposted debits .....................................................   0030                0    1.a.
      OR
   b. Separate amount of unposted debits:
      (1) Actual amount of unposted debits to demand deposits ..................................   0031              N/A    1.b.(1)
      (2) Actual amount of unposted debits to time and savings deposits(1) .....................   0032              N/A    1.b.(2)

2. Unposted credits (see instructions):
   a. Actual amount of all unposted credits ....................................................   3510                0    2.a.
      OR
   b. Separate amount of unposted credits:
      (1) Actual amount of unposted credits to demand deposits .................................   3512              N/A    2.b.(1)
      (2) Actual amount of unposted credits to time and savings deposits(1) ....................   3514              N/A    2.b.(2)

3. Uninvested trust funds (cash) held in bank's own trust department (not included in total
   deposits in domestic offices) ...............................................................   3520           27,646    3.

4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto
   Rico and U.S. territories and possessions (not included in total deposits):
   a. Demand deposits of consolidated subsidiaries .............................................   2211            4,848    4.a.
   b. Time and savings deposits(1) of consolidated subsidiaries ................................   2351               17    4.b.
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries .....................   5514                0    4.c.

5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II) .................   2229                0    5.a.
   b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II) ....   2383                0    5.b.
   c. Interest accrued and unpaid on deposits in insured branches (included in
      Schedule RC-G, item 1.b) .................................................................   5515                0    5.c.

6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 4 or 5,
      column B) ................................................................................   2314                0    6.a.
   b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,
      item 4 or 5, column A or C, but not column B) ............................................   2315                0    6.b.

7. Unamortized premiums and discounts on time and savings deposits:(1),(2)
   a. Unamortized premiums .....................................................................   5516                0    7.a.
   b. Unamortized discounts ....................................................................   5517                0    7.b.

8. To be completed by banks with "Oakar deposits."
   a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter
      (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
      (1) Total deposits purchased or acquired from other FDIC-insured institutions during
          the quarter ..........................................................................   A531              N/A    8.a.(1)
      (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF
          members report deposits attributable to BIF) .........................................   A532              N/A    8.a.(2)
   b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter
      (exclude sales or transfers by the reporting bank of deposits in foreign offices other than
      insured branches in Puerto Rico and U.S. territories and possessions) .....................  A533              N/A    8.b.

------------
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

(2) Exclude core deposit intangibles.



Legal Title of Bank:  CHASE BANK OF TEXAS,       Call Date: 06/30/1999 FFIEC 031
                      NATIONAL ASSOCIATION                            Page RC-22
Address:              712 MAIN STREET                Printed 08/04/1999 at 14:07
City, State  Zip:     HOUSTON, TX 77001
FDIC Certificate No.: 03263

SCHEDULE RC-O--CONTINUED

                                                                                --------------------
                                                  Dollar Amounts in Thousands   RCON   Bil Mil Thou
----------------------------------------------------------------------------------------------------
9.   Deposits in lifeline accounts ..........................................   5596                   9.

10.  Benefit-responsive "Depository Institution Investment Contracts"
     (included in total deposits in domestic offices)........................   8432              0   10.

11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:

     a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S.
        banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross
        basis in Schedule RC-E had been reported on a net basis..............   8785              0   11.a.
     b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in
        Puerto Rico and U.S. territories and possessions) that were reported
        on a net basis in Schedule RC-E had been reported on a gross basis...   A181              0   11.b.
     c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions in
        Schedule RC-E .......................................................   A182              0   11.c.

12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):

     a. Amount of assets netted against demand deposits .....................   A527              0   12.a.
     b. Amount of assets netted against time and savings deposits ...........   A528              0   12.b.
                                                                                --------------------

Memoranda (to be completed each quarter except as noted)

                                                                                --------------------
                                                  Dollar Amounts in Thousands   RCON   Bil Mil Thou
----------------------------------------------------------------------------------------------------
1.   Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):

     a. Deposit accounts of $100,000 or less:
        (1) Amount of deposit accounts of $100,000 or less ..................   2702      8,071,459   M.1.a.(1)
        (2) Number of deposit accounts of $100,000 or less             Number
            (to be completed for the June report only)...RCON 3779  1,142,354                         M.1.a.(2)
                                                         --------------------
     b. Deposit accounts of more than $100,000:
        (1) Amount of deposit accounts of more than $100,000 ................   2710     10,394,641   M.1.b.(1)
        (2) Number of deposit accounts of more than                    Number
            $100,000 ....................................RCON 2722     21,280                         M.1.b.(2)
                                                         -------------------------------------------
2. Estimated amount of uninsured deposits in domestic offices of the bank:

     a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

        Indicate in the appropriate box at the right whether your bank has a
        method or procedure for determining a better estimate of uninsured               YES      NO
                                                                                 -------------------
        deposits than the estimate described above ...........................   6861              X   M.2.a.
                                                                                 -------------------
     b. If the box marked YES has been checked, report the estimate of           RCON   Bil Mil Thou
        uninsured deposits determined by using your bank's method or             -------------------
        procedure ............................................................   5597            N/A   M.2.b.
                                                                                 -------------------

3. Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's
     Call Report or Thrift Financial Report?

     If so, report the legal title and FDIC Certificate Number of the parent
     bank or parent savings association:                                               FDIC Cert. No.
                                                                                 --------------------
        TEXT A545 N/A                                                       RCON A545   N/A            M.3.
     ------------------------------------------------------------------------------------------------


Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                                      Call Date: 06/30/1999 FFIEC 031
Address:              712 MAIN STREET                                                                                     Page RC-23
City, State  Zip:     HOUSTON, TX 77001                                                                  Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263


SCHEDULE RC-R--REGULATORY CAPITAL

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1998, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1.   Test for determining the extent to which Schedule RC-R must be completed.                                     C480      <-
To be completed only by banks with total assets of less than $1 billion.                                     YES        NO
Indicate in the appropriate box at the right whether the bank has total capital          ----------------------------------
greater than or equal to eight percent of adjusted total assets..........................RCFD 6056                            1.
                                                                                         ----------------------------------

For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).

If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.

A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

-----------------------------------------------------------------
NOTE:  ALL BANKS ARE REQUIRED TO COMPLETE ITEMS 2 AND 3 BELOW.
       SEE OPTIONAL WORKSHEET FOR ITEMS 3.a THROUGH 3.f.
-----------------------------------------------------------------


                                                                                             --------------------------
                                                            Dollar Amounts in Thousands      RCFD    Bil    Mil    Thou
-----------------------------------------------------------------------------------------------------------------------
2.   Portion of qualifying limited-life capital instruments (original weighted average maturity of at least five years) that is includible in Tier 2 capital:

     a.   Subordinated debt (1) and intermediate term preferred stock .....................  A515               445,000   2.a.

     b.   Other limited-life capital instruments ..........................................  A516                     0   2.b.

3.   Amounts used in calculating regulatory capital ratios (report amounts determined by the bank for its own internal regulatory capital analyses consistent with applicable capital standards):

     a.   (1) Tier 1 capital ..............................................................  8274             1,572,351   3.a.(1)

          (2) Tier 2 capital ..............................................................  8275               658,808   3.a.(2)

          (3) Tier 3 capital ..............................................................  1395                     0   3.a.(3)

     b.   Total risk-based capital ........................................................  3792             2,231,159   3.b.

     c.   Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross
          risk-weighted assets) ...........................................................  A222                     0   3.c.

     d.   (1) Net risk-weighted assets (gross risk-weighted assets, including market risk equivalent assets, less excess allowance reported in item 3.c above and all
              other deductions) ...........................................................  A223            18,880,158   3.d.(1)

          (2)  Market risk equivalent assets (included in item 3.d.(1) above) .............  1651                     0   3.d.(2)

     e.   Maximum contractual dollar amount of recourse exposure in low level recourse transactions (to be completed only if the bank uses the
          "direct reduction method" to report these transactions in Schedule RC-R).........  1727                     0   3.e

     f.   "Average total assets" (quarterly average reported in Schedule RC-K,
          item 9, less all assets deducted from Tier 1 capital) (2) ......................   A224            21,992,936   3.f.
                                                                                             --------------------------


                                                                              (Column A)                  (Column B)
ITEMS 4-9 AND MEMORANDA ITEMS 1 AND 2 ARE TO BE COMPLETED                       Assets                   Credit Equiv-
BY BANKS THAT ANSWERED NO TO ITEM 1 ABOVE AND                                  Recorded                   alent Amount
BY BANKS WITH TOTAL ASSETS OF $1 BILLION OR MORE.                               on the                   of Off-Balance
                                                                             Balance Sheet               Sheet Items (3)
                                                                       -------------------------------------------------------
                                                                       RCFD    Bil    Mil    Thou   RCFD    Bil    Mil    Thou
                                                                       -------------------------------------------------------
4.   Assets and credit equivalent amounts of off-balance sheet items assigned to the Zero percent risk category:

     a.    Assets recorded on the balance sheet .....................  5163             2,726,200                               4.a.

     b.    Credit equivalent amount of off-balance sheet items ......                               3796                 1,921  4.b.
                                                                       -------------------------------------------------------

--------------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                      Call Date: 06/30/1999   FFIEC 031
Address:              712 MAIN STREET                                                                       Page RC-24
City, State   Zip:    HOUSTON, TX   77001                                                  Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263


SCHEDULE RC-R--CONTINUED

                                                                                    (Column A)               (Column B)
                                                                                      Assets               Credit Equiv-
                                                                                     Recorded               alent Amount
                                                                                      on the               of Off-Balance
                                                                                   Balance Sheet           Sheet Items(1)
                                                                                --------------------------------------------
                                                 Dollar Amounts in Thousands    RCFD  Bil  Mil  Thou     RCFD  Bil  Mil Thou
                                                                                --------------------     -------------------
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet .................................    5165       6,494,425                          5.a.
   b. Credit equivalent amount of off-balance sheet items ..................                             3801        366,492  5.b.

6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet .................................    3802         851,802                          6.a.
   b. Credit equivalent amount of off-balance sheet items ..................                             3803        146,987  6.b.

7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet .................................    3804      13,196,851                          7.a.
   b. Credit equivalent amount of off-balance sheet items ..................                             3805      3,812,030  7.b.

8. On-balance sheet asset values excluded from and deducted in the
   calculation of the risk-based capital ratio(2) ..........................    3806         316,548                          8.

9. Total assets recorded on the balance sheet (sum of items 4.a, 5.a, 6.a,
   7.a, and 8, column A)(must equal Schedule RC, item 12 plus items
   4.b and 4.c).............................................................    3807      23,585,526                          9.


Memoranda

                                                                         Dollar Amounts in Thousands     RCFD  Bil  Mil Thou
                                                                         ---------------------------     -------------------
1. Current credit exposure across all off-balance sheet derivative contracts
   covered by the risk-based capital standards......................................................     8764         43,285  M.1.


                                                                        With a remaining maturity of
                                             ------------------------------------------------------------------------------
                                                      (Column A)                 (Column B)                  (Column C)
                                                   One year or less             Over one year              Over five years
                                                                             through five years
                                             -----------------------   --------------------------   ------------------------
1. Notional principal amounts of off-balance
   sheet derivative contracts(3):            RCFD Tril Bil Mil  Thou   RCFD  Tril  Bil  Mil  Thou   RCFD Tril Bil Mil  Thou
                                             -----------------------   --------------------------   ------------------------
   a. Interest rate contracts............... 3809          2,653,510   8766             7,549,288   8767           1,518,333  M.2.a.
   b. Foreign exchange contracts............ 3812            847,474   8769               267,216   8770               3,430  M.2.b.
   c. Gold contracts........................ 8771                  0   8772                     0   8773                   0  M.2.c.
   d. Other precious metals contracts....... 8774                  0   8775                     0   8776                   0  M.2.d.
   e. Other commodity contracts............. 8777              1,320   8778                     0   8779                   0  M.2.e.
   f. Equity derivative contracts........... A000            121,228   A001               219,558   A002                   0  M.2.f.
                                             -----------------------   --------------------------   ------------------------

---------

1) Do not report in column B the risk-weighted amount of assets reported in column A.

2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.

3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION                      Call Date: 06/30/1999   FFIEC 031
Address:              712 MAIN STREET                                                                       Page RC-25
City, State   Zip:    HOUSTON, TX   77001                                                  Printed 08/04/1999 at 14:07
FDIC Certificate No.: 03263

              OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                REPORTED IN THE REPORTS OF CONDITION AND INCOME
                     at close of business on June 30, 1999

CHASE BANK OF TEXAS, NATIONAL ASSOCIATION          HOUSTON,            TEXAS
--------------------------------------------------------------------------------
Legal Title of Bank                                City                State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY ANGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
No comment [X]  (RCON 6979)                                     C471    C472  <-

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)



------------------------------------------         -----------------------------
Signature of Executive Officer of Bank             Date of Signature


Legal Title of Bank:  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION              Call Date:  06/30/1999
Address:              712 MAIN STREET
City, State Zip:      HOUSTON, TX 77001
FDIC Certificate No.: 03263





                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS

---------------------------------------------------------------------------------------------------------------------------
NAME AND ADDRESS OF BANK                OMB No. For OCC:              1557-0081
                                        OMB No. For FDIC:             3064-0052
                                        OMB No. For Federal Reserve:  7100-0036
                                        Expiration Date:              3/31/2002

                                               SPECIAL REPORT
                                       (Dollar Amounts in Thousands)

                          CLOSE OF BUSINESS     FDIC Certificate Number
                          DATE                                                 C-700    <-
                                 06/30/1999             03263
---------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
---------------------------------------------------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.

---------------------------------------------------------------------------------------------------------------------------
a.   Number of loans made to executive officers since
     the previous Call Report date .........................   RCFD 3561         0                                       a.

b.   Total dollar amount of above loans (in thousands
     of dollars) ...........................................   RCFD 3562         0                                       b.

c.   Range of interest charged on above loans
        (example: 9 3/4% = 9.75) ...........................   RCFD 7701      0.00       %  to      RCFD 7702  0.00  %   c.

---------------------------------------------------------------------------------------------------------------------------







---------------------------------------------------------------------------------------------------------------------------
 SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                 DATE (Month, Day, Year)


/S/ JACK ALEXANDER
---------------------------------------------------------------------------------------------------------------------------

FDIC 8040/53 (3-98)